UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2014

Date of reporting period :	November 1, 2013 — October 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:
Putnam Absolute Return 300 Fund

FUND SYMBOL
(CLASS A SHARES)

PTRNX

Putnam Absolute Return 300 Fund®

Annual report
10 | 31 | 14

A world of investing.®

Putnam INVESTMENTS

ABSOLUTE RETURN FUNDS are designed for a wide range of investors and pursue positive returns with less volatility over time than more traditional funds.

Putnam
Absolute Return
300 Fund®

Annual report
10 | 31 | 14

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	12
Your fund’s expenses	15
Terms and definitions	17
Other information for shareholders	18
Important notice regarding Putnam’s privacy policy	19
Trustee approval of management contract	20
Financial statements	26
Federal tax information	92
Shareholder meeting results	93
About the Trustees	94
Officers	96

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. The fund’s active trading strategy may lose money or not earn a return sufficient to cover associated trading and other costs. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. The fund may not achieve its goal, and it is not intended to be a complete investment program. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund’s efforts to produce lower-volatility returns may not be successful and may make it more difficult at times for the fund to achieve its targeted return. Under certain market conditions, the fund may accept greater-than-typical volatility to seek its targeted return. You can lose money by investing in the fund. The fund’s prospectus lists additional risks.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economic recovery has been steadily gaining momentum all year, thanks to positive developments in the key areas of employment, corporate earnings, consumer spending, and energy costs. With the U.S. midterm elections behind us, major stock market indexes achieved record highs in early November.

In October, the nation’s unemployment rate dropped to the lowest level since July 2008. Moreover, third-quarter earnings left investors feeling more confident about equity values and the overall health of corporations. For fixed-income markets, the outlook is more muted. The U.S. Federal Reserve ended its record bond-buying stimulus program in October, and appears to be on track to raise short-term interest rates in mid-2015.

While hardly booming, the U.S. economy has nevertheless emerged as a pillar of strength in the global economy. Meanwhile, the rest of the world may need to do more to nurture growth. Central banks in Europe, Japan, and China have recently augmented their stimulus policies, intending to shore up faltering recoveries. While risks have emerged, it is important to note that markets encountering adversity can still harbor investment potential.

As we head into the new year, it may be an appropriate time for you to meet with your financial advisor to ensure that your portfolio is properly diversified and aligned with your objectives and risk tolerance. Putnam offers a wide range of strategies for all environments, as well as new ways of thinking about building portfolios for today’s markets.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

December 15, 2014

Putnam Absolute Return 300 Fund®

Pursuing positive returns with low volatility

Unlike more traditional funds, Putnam Absolute Return Funds seek positive total returns above the return of U.S. Treasury bills while employing strategies that may produce lower volatility over time. The Absolute Return 300 Fund can invest in a wide range of securities and provide diversification to a portfolio of more traditional funds.

The fund's management team has experience in absolute return investing over market cycles.

Featured
from left to right:

D. William Kohli
(industry since 1986)

Michael V. Salm
(industry since 1989)

Kevin F. Murphy
(industry since 1988)

Paul D. Scanlon, CFA
(industry since 1986)

The fund is not intended to outperform stocks and bonds during strong market rallies.

2 Absolute Return 300 Fund

Absolute return funds can add investment flexibility to portfolios.

Absolute return funds can pursue a wide range of investments and strategies.

	Absolute return funds	Traditional bond funds	Traditional balanced funds	U.S. stock funds	International stock funds
Absolute flexibility Free to change holdings rather than follow one market or asset class	●				
Defines positive return targets Pursues targeted total returns above the return of U.S. Treasury bills over a full market cycle (three years or more)	●				
Available strategies					
U.S. bonds	●	●	●		
U.S. stocks	●		●	●	
Foreign bonds	●	●	●		
Foreign stocks	●		●		●
Emerging markets	●				●
Commodities	●				
Hedging strategies	●	●			●
REITs	●				
Cash	●				

All funds involve different levels of risk, have different fees and expenses, and have different objectives that you should consider before investing. See the fund's prospectus for further details.

Putnam Absolute Return 300 Fund has been less volatile than stocks and on par with bonds.

The fund has pursued active strategies that seek to reduce risk.

Standard deviation of returns since fund inception 12/23/08–10/31/14

Treasury bills 0.05%
Putnam Absolute Return 300 Fund® 2.55%
Bonds 2.80%
Stocks 14.86%

Class A shares before sales charge. Stocks are represented by the S&P 500 Index, an unmanaged index of common stock performance. Treasury bills are represented by the BofA Merrill Lynch U.S. Treasury Bill Index, an unmanaged index that tracks the performance of U.S.-dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Bonds are represented by the Barclays U.S. Aggregate Bond Index, an unmanaged index of U.S. investment-grade fixed-income securities. You cannot invest directly in an index. Standard deviation measures how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio. Past performance is not indicative of future results.

Absolute Return 300 Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 10/31/14

The fund — class A shares before sales charge
Putnam Absolute Return 300 Fund® (PTRNX)
Fund's benchmark
BofA Merrill Lynch U.S. Treasury Bill Index
Fund's target
Fund's benchmark plus 3.00%
3.08
3.16
0.16
2.32
3.13
0.13
3.29
3.09
0.09
3.19
3.07
0.07
LIFE OF FUND
(since 12/23/08)
5 YEARS
3 YEARS
1 YEAR

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 1.00%; had they, returns would have been lower. See pages 3, 5 and 12–14 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

The fund seeks to earn a positive total return that exceeds the return on U.S. Treasury bills by 300 basis points (or 3.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions.

The fund is not expected to outperform during periods of market rallies.
4     Absolute Return 300 Fund

Interview with your fund’s portfolio manager

D. William Kohli

Bill, what was the environment like in global bond markets during the 12 months ended October 31, 2014?

Overall, it was a favorable environment for taking credit and prepayment risk, but there were periods of volatility. The major event marking the early months of the period was the Federal Reserve beginning the process of winding down its bond-buying program, which was announced in December 2013 and launched in January. The Fed concluded its bond purchases in October 2014.

The central bank’s initial $10 billion reduction in bond purchases coincided with lackluster fourth-quarter economic data and an upheaval in emerging markets [EM], which caused investors to assume a more risk-averse posture. As a result, asset flows shifted toward the relative safety of U.S. Treasuries, and pushed the yield on the 10-year note down to 2.61% at the beginning of February. Soon after, however, with EM stress abating, credit markets were buoyed by investors largely dismissing weak economic data, which to a great extent was a function of severe winter weather affecting some of the country’s most densely populated regions.

As we moved into spring, concern about capital flight from Russia due to the Ukraine crisis, along with unrest in the Middle East, prompted investors to once again seek the safety of Treasuries. Demand for Treasuries also received a boost in June when the European Central Bank [ECB] implemented

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/14. See pages 3, 4, and 12–14 for additional fund performance information. Index descriptions can be found on page 18.

Absolute Return 300 Fund     5

a negative deposit rate of –0.10% in the hope of stimulating bank lending to help stave off deflation and bolster eurozone economic growth. Sharply lower yields on sovereign bonds issued by peripheral European countries also indirectly dampened Treasury yields.

Fixed-income markets experienced several bouts of volatility during the latter months of the period. Yields on intermediate- to longer-dated bonds fell globally and most bond market sectors underperformed Treasuries. The high-yield sector saw record outflows in July based on technical factors related to supply and demand. Meanwhile, several unusual events affected EM debt that disrupted that market, including the Russia/Ukraine situation and a technical default by Argentina on its restructured debt.

In mid-October, 10- and 30-year Treasury yields reached 2.15% and 2.92%, respectively — their lows for the reporting period — as geopolitical anxieties and concern about global economic growth once again bolstered demand for Treasuries. Longer-dated bonds also benefited from reduced concern about inflation, as the price index for personal consumption expenditures — the Fed’s preferred inflation gauge — stayed below the central bank’s 2% target rate.

The U.S. dollar rose sharply and in September traded at its highest level versus the euro since 2008. The greenback advanced as a strengthening U.S. economy prompted investors to conclude that the Fed was likely to begin raising the federal funds rate — its target for short-term interest rates — sometime during 2015. Additionally, divergent policy stances among the Fed, the ECB, and the Bank of

Portfolio composition

Allocations are shown as a percentage of the fund’s net assets as of 10/31/14. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.
6     Absolute Return 300 Fund

“Strategies that attempt to benefit from
prepayment risk have historically
done well during periods of rising
interest rates.”

Bill Kohli

Japan [BOJ] — with the U.S. central bank preparing to tighten monetary policy while the ECB and BOJ appear likely to continue easing policy — also fueled dollar strength.

Oil prices fell steadily from midsummer through period-end on concerns that the global market was oversupplied, and on signs that the Organization of Petroleum Exporting Countries [OPEC] wasn’t likely to cut output. U.S. dollar strength also put pressure on oil, because oil is priced in dollars and becomes more expensive for buyers using foreign currencies when the dollar strengthens.

Which holdings and strategies bolstered the fund’s performance?

Our prepayment and mortgage credit strategies were the biggest contributors to performance. Within prepayment, we implemented our strategies with securities such as interest-only and inverse interest-only collateralized mortgage obligations [CMOs]. Although rates fell during the period, the decline wasn’t severe enough to trigger substantial refinancing of the mortgages underlying our CMO holdings. As a result, prepayment speeds that were slower than expected provided a tailwind to our interest-only CMO positions.

In mortgage credit, our investments in subordinated mezzanine commercial mortgage-backed securities [CMBS] and non-agency residential mortgage-backed securities [RMBS] were the most additive. Our

Top 10 holdings

HOLDING (percentage of fund's net assets)	SECURITY TYPE	COUPON/MATURITY
Station Place Securitization Trust 144A Ser. 14-2, Class A (3.8%)	Asset-backed securities	1.054%, 2016
Federal Home Loan Mortgage Corporation Ser. 3835, Class FO (1.5%)	Mortgage-backed securities	zero %, 2041
GS Mortgage Securities Trust Ser. 05-GG4, Class B (0.8%)	Mortgage-backed securities	4.841%, 2039
Federal Home Loan Mortgage Corporation Ser. 3852, Class NT (0.8%)	Mortgage-backed securities	5.847%, 2041
Argentina (Republic of) (Argentina) (0.8%)	Foreign government and agency bond and notes	7.000%, 2015
Government National Mortgage Association Ser. 10-9, Class UI (0.7%)	Mortgage-backed securities	5.000%, 2040
Federal National Mortgage Association Pass-Through Certificates (0.6%)	U.S. government and agency mortgage obligations	4.000%, 2042
JPMorgan Chase Commercial Mortgage Securities Trust Ser. 12-C8, Class D (0.6%)	Mortgage-backed securities	4.667%, 2045
Federal National Mortgage Association Pass-Through Certificates (0.6%)	U.S. government and agency mortgage obligations	4.000%, 2044
Government National Mortgage Association Ser. 09-121, Class UI (0.6%)	Mortgage-backed securities	5.000%, 2039

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 10/31/14. Short-term holdings, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.
Absolute Return 300 Fund     7

CMBS holdings benefited from supportive commercial real estate fundamentals amid an improving U.S. economy, along with persistent investor demand for higher-yielding bonds. Our non-agency RMBS positions also attracted investors due to their relatively high yields. Within this sector, our holdings of pay-option adjustable-rate mortgage-backed securities [pay-option ARMs] were the main contributors to performance.

Elsewhere, security selection in corporate bonds — both investment grade and high yield — provided a further boost to the fund’s return. However, outflows from high-yield bonds hampered the performance of this asset class in July and September. Overall, both categories benefited from solid corporate fundamentals and an improving domestic economy. And despite periods of volatility, high-yield bonds were also supported by a historically low level of defaults and by a rallying stock market.

Overseas, our investments in EM debt modestly aided performance, despite some late-period volatility. The fund was helped most by U.S.-dollar-denominated holdings in Argentina. The performance of these positions took a modest hit in August, however, due to Argentina’s failure to reach a settlement with holdout creditors. This development blocked coupon payments on the country’s restructured debt, resulting in a technical default.

How did your active currency strategy affect performance?

It was also a notable contributor, led by our long-dollar strategy, which bolstered the fund’s performance during the last four months of the period when the U.S.

Portfolio composition comparison

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.
8     Absolute Return 300 Fund

dollar significantly outpaced every other major currency. Our tactical positioning in the euro — long exposure until April, then a short position for the remainder of the period — also worked in the fund’s favor.

Which strategies didn’t work as well during the reporting period?

Our interest-rate and yield-curve positioning dampened the fund’s return. The fund was defensively positioned for a rising-rate environment in the United States, resulting in an overall duration — a key measure of interest-rate sensitivity — that was negative on a net basis. Unfortunately, because rates generally fell during the period, this positioning worked against the fund’s performance.

How did you use derivatives during the period?

We primarily used interest-rate swaps and Treasury bond futures to take tactical positions at various points along the yield curve. We also employed interest-rate “swaptions” — which give us the option to enter into a swap contract — to hedge the interest-rate risk associated with our CMO holdings. Lastly, we utilized currency forward contracts to hedge the foreign-exchange-rate risk associated with bonds not denominated in U.S. dollars.

What is your outlook for the coming months, and how are you positioning the fund?

We believe U.S. economic growth may accelerate as we move into 2015, given improving trends in employment and a pickup in consumer and business spending. If this occurs, we think it sets the stage for the Fed to begin raising the federal funds rate sometime next year. That said, with U.S. inflation still running below the central bank’s 2% target, we believe lower oil prices may cause the Fed to take a more dovish stance and defer the first rate increase until later

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Absolute Return 300 Fund     9

in 2015. We’ll be monitoring these factors closely in the weeks to come.

Globally, we think the outlook for European rates is more favorable than the outlook for U.S. rates because the ECB is likely to keep rates low for some time while the Fed is preparing to begin raising rates. So, in our view, European duration looks comparatively more appealing to us over the balance of this year and into 2015.

Given this backdrop, we have slightly increased the fund’s interest-rate sensitivity by bringing its duration closer to neutral. We plan to maintain our diversified mortgage and corporate credit exposure primarily through allocations to mezzanine CMBS, along with investment-grade and high-yield corporate bonds. As for prepayment risk, we expect to continue our efforts to capitalize on anticipated slower prepayment speeds through allocations to agency interest-only CMOs. Strategies that attempt to benefit from prepayment risk have historically done well during periods of rising interest rates. Lastly, as of period-end, we believe yields remained reasonably attractive among specific subsectors of the non-agency RMBS market. We remain positive on several of these subsectors, particularly pay-option ARMs.

Thanks for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager D. William Kohli is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1986.

In addition to Bill, your fund’s portfolio managers are Kevin F. Murphy, Michael V. Salm, and Paul D. Scanlon, CFA.

10     Absolute Return 300 Fund

IN THE NEWS

In the aftermath of November’s U.S. elections, it’s worth noting that U.S. stocks have gained during every six-month period following midterm votes since 1940. During the past 74 years, 18 midterm elections have been held. In every instance, stocks, as measured by the S&P 500 Index*, have delivered a positive return for the November 1–April 30 period. Gains have often been significant, with stocks delivering an average 17.91% return. The biggest advance of 26.88% took place in 1970–1971. The second biggest return — 26.57% — occurred in 1942–1943. The lowest return was 0.75% in 1946–1947. Why has the market consistently advanced following every midterm election, despite varying economic conditions across these periods? Many market observers believe that it comes down to clarity — in other words, each instance might be considered a “relief rally,” as election-related uncertainty tends to diminish.

*Returns for 1966 and earlier based on Ibbotson U.S. Large Stock Total Return Extended Index.

Absolute Return 300 Fund     11

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2014, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/14

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(7/2/12)	(7/2/12)	(12/23/08)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Life of fund	19.44%	18.25%	17.41%	17.41%	14.28%	14.28%	18.86%	17.97%	17.66%	21.22%	21.28%	21.11%
Annual average	3.08	2.90	2.78	2.78	2.31	2.31	3.00	2.86	2.82	3.34	3.35	3.33
5 years	12.13	11.01	10.75	10.75	7.90	7.90	11.79	10.96	10.77	13.59	13.64	13.48
Annual average	2.32	2.11	2.06	2.06	1.53	1.53	2.25	2.10	2.07	2.58	2.59	2.56
3 years	10.21	9.11	9.57	9.57	7.73	7.73	10.03	9.21	9.41	11.04	11.09	10.94
Annual average	3.29	2.95	3.09	3.09	2.51	2.51	3.24	2.98	3.04	3.55	3.57	3.52
1 year	3.19	2.16	2.96	1.96	2.37	1.38	3.13	2.36	2.96	3.42	3.43	3.42

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 1.00% and 0.75% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 1% in the first year, declining over time to 0.50% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

12     Absolute Return 300 Fund

Comparative index returns For periods ended 10/31/14

	BofA Merrill Lynch U.S. Treasury Bill Index	Barclays U.S. Aggregate Bond Index
Life of fund	0.92%	30.99%
Annual average	0.16	4.72
5 years	0.64	22.97
Annual average	0.13	4.22
3 years	0.27	8.42
Annual average	0.09	2.73
1 year	0.07	4.14

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Change in the value of a $10,000 investment ($9,900 after sales charge)

Cumulative total return from 12/23/08 to 10/31/14

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $11,741 and $11,428, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,925 after sales charge) would have been valued at $11,797. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $11,766, $12,122, $12,128, and $12,111, respectively.

The fund seeks to earn a positive total return that exceeds the return on U.S. Treasury bills by 300 basis points (or 3.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions.

Absolute Return 300 Fund     13

Fund price and distribution information For the 12-month period ended 10/31/14

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	1		1	1	1		1	1	1	1
Income	$0.437		$0.411	$0.349	$0.430		$0.402	$0.462	$0.464	$0.462
Capital gains	—		—	—	—		—	—	—	—
Total	$0.437		$0.411	$0.349	$0.430		$0.402	$0.462	$0.464	$0.462
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
10/31/13	$10.81	$10.92	$10.75	$10.68	$10.78	$10.86	$10.77	$10.88	$10.88	$10.85
10/31/14	10.71	10.82	10.65	10.58	10.68	10.76	10.68	10.78	10.78	10.75

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (1.00% for class A shares and 0.75% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/14

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(7/2/12)	(7/2/12)	(12/23/08)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Life of fund	20.56%	19.35%	18.62%	18.62%	15.47%	15.47%	19.97%	19.07%	18.76%	22.23%	22.40%	22.24%
Annual average	3.29	3.11	3.00	3.00	2.52	2.52	3.21	3.07	3.03	3.54	3.57	3.54
5 years	14.25	13.11	12.96	12.96	10.07	10.07	13.91	13.06	12.87	15.62	15.78	15.62
Annual average	2.70	2.49	2.47	2.47	1.94	1.94	2.64	2.48	2.45	2.94	2.97	2.95
3 years	11.78	10.66	11.13	11.13	9.28	9.28	11.60	10.76	10.87	12.51	12.66	12.51
Annual average	3.78	3.43	3.58	3.58	3.00	3.00	3.73	3.47	3.50	4.01	4.05	4.01
1 year	4.54	3.50	4.41	3.41	3.72	2.72	4.49	3.70	4.31	4.76	4.78	4.77

See the discussion following the fund performance table on page 12 for information about the calculation of fund performance.

14     Absolute Return 300 Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating expenses for the fiscal year ended 10/31/13*	0.78%	0.98%	1.53%	0.83%	1.03%	0.53%	0.53%	0.53%
Annualized expense ratio for the six-month period ended 10/31/14†‡	0.84%	1.04%	1.59%	0.89%	1.09%	0.59%	0.59%	0.59%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*Restated to reflect estimated fees for the current fiscal year.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡Includes a decrease of 0.01% from annualizing the performance fee adjustment for the six months ended 10/31/14.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2014, to October 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.23	$5.24	$7.99	$4.48	$5.49	$2.97	$2.97	$2.97
Ending value (after expenses)	$999.10	$997.20	$994.40	$998.10	$998.10	$1,000.00	$1,000.00	$1,000.00

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2014, use the following calculation method. To find the value of your investment on May 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.28	$5.30	$8.08	$4.53	$5.55	$3.01	$3.01	$3.01
Ending value (after expenses)	$1,020.97	$1,019.96	$1,017.19	$1,020.72	$1,019.71	$1,022.23	$1,022.23	$1,022.23

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

16     Absolute Return 300 Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 1.00% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1.00% maximum during the first year to 0.50% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

•Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

•Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

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•Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

•Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

•Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2014, Putnam employees had approximately $494,000,000 and the Trustees had approximately $139,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

18     Absolute Return 300 Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2014, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2014, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2014 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2014. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

•That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being

20     Absolute Return 300 Fund

provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund; and

•That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements under the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. Shareholders also voted overwhelmingly to approve these fee arrangements in early 2014, when they were asked to approve new management contracts (with the same fees and substantially identical other provisions) following the possible termination of the previous management contracts as a result of the death of the Honorable Paul G. Desmarais. (Mr. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada, which (directly and indirectly) is the majority owner of Putnam Management. Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust upon his death and this transfer, as a technical matter, may have constituted an “assignment” within the meaning of the 1940 Act, causing the Putnam funds’ management contracts to terminate automatically.)

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund pays a management fee at a fixed rate of 60 basis points to Putnam Management. Putnam Management is obligated to pay, out of the management fee, all of the fund’s organizational and other operating expenses (including investor servicing fees), excluding only brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses. This

Absolute Return 300 Fund     21

management contract was approved initially by the Trustees on December 14, 2012, and has been in effect only since March 2013. Under your fund’s previous management contract, your fund had the benefit of breakpoints in its management fee schedule that provided shareholders with reduced fee levels as assets under management in the Putnam family of funds increased, but Putnam Management was not obligated to pay the fund’s organizational and other operating expenses out of the management fee. Because your fund’s new management contract had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structure, and the Trustees will examine the operation of this new management fee in future years in light of further experience.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2013 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2013 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from

22     Absolute Return 300 Fund

their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2013 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the second-best performing mutual fund complex for both 2013 and the five-year period ended December 31, 2013. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2013 and considered information provided by Putnam Management regarding the factors contributing to the

Absolute Return 300 Fund     23

underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered information about your fund’s total return and its performance relative to its benchmark and its targeted return over the one-year, three-year and five-year periods ended December 31, 2013. The fund seeks to achieve its targeted annual return over a reasonable period of time, generally at least three years or more, and the fund’s performance is not necessarily expected to match its targeted annual return over shorter periods. Over the one-year, three-year and five-year periods, your fund’s class A shares’ return net of fees and expenses was positive and exceeded the return of its benchmark. Your fund’s class A shares’ return net of fees and expenses exceeded the fund’s targeted annual return, which is the return of its benchmark plus 300 basis points, over the one-year and five-year periods, and trailed its targeted annual return over the three-year period. The Trustees did not find any evidence of underperformance that would suggest a need for concern regarding the investment process for your fund. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

24     Absolute Return 300 Fund

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

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Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

26     Absolute Return 300 Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Absolute Return 300 Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Absolute Return 300 Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 15, 2014
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The fund’s portfolio 10/31/14

MORTGAGE-BACKED SECURITIES (39.5%)*	Principal amount	Value
Agency collateralized mortgage obligations (19.3%)
Fannie Mae REMICS Ser. 6, Class BI, IO, 3s, 2042	$21,530,915	$2,368,401
Federal Home Loan Mortgage Corporation
IFB Ser. 2976, Class LC, 23.86s, 2035	148,006	230,667
IFB Ser. 3072, Class SM, 23.236s, 2035	351,553	534,652
IFB Ser. 3072, Class SB, 23.09s, 2035	314,982	477,199
IFB Ser. 3249, Class PS, 21.771s, 2036	240,333	354,254
IFB Ser. 2990, Class LB, 16.555s, 2034	856,835	1,142,050
IFB Ser. 4305, Class SK, IO, 6.447s, 2044	12,507,427	3,146,368
IFB Ser. 4091, Class SH, IO, 6.397s, 2042	7,322,471	1,879,019
IFB Ser. 4143, Class DS, IO, 5.967s, 2042	8,396,479	1,999,319
IFB Ser. 4240, Class SA, IO, 5.847s, 2043	24,160,561	5,616,847
IFB Ser. 4245, Class AS, IO, 5.847s, 2043	25,746,251	5,907,583
IFB Ser. 271, Class S5, IO, 5.847s, 2042	10,998,472	2,597,619
IFB Ser. 3852, Class NT, 5.847s, 2041	9,120,587	9,259,129
IFB Ser. 317, Class S3, IO, 5.827s, 2043	11,035,316	2,762,803
IFB Ser. 326, Class S2, IO, 5.797s, 2044	9,096,775	2,222,420
IFB Ser. 310, Class S4, IO, 5.797s, 2043	3,338,376	843,541
IFB Ser. 311, Class S1, IO, 5.797s, 2043	10,684,729	2,416,745
IFB Ser. 308, Class S1, IO, 5.797s, 2043	3,985,075	991,766
IFB Ser. 269, Class S1, IO, 5.797s, 2042	5,583,324	1,304,600
IFB Ser. 327, Class S8, IO, 5.767s, 2044	1,767,294	416,569
IFB Ser. 314, Class AS, IO, 5.737s, 2043	3,813,029	919,412
Ser. 4193, Class PI, IO, 4s, 2043	8,619,101	1,458,231
Ser. 4213, Class GI, IO, 4s, 2041	7,708,993	1,255,795
Ser. 4369, Class IA, IO, 3 1/2s, 2044	5,282,510	1,099,422
Ser. 311, Class IO, IO, 3 1/2s, 2043	7,431,171	1,722,481
Ser. 303, Class C19, IO, 3 1/2s, 2043	3,950,763	863,112
Ser. 304, Class C22, IO, 3 1/2s, 2042	5,364,032	1,154,202
Ser. 4141, Class IM, IO, 3 1/2s, 2042	5,348,885	993,275
Ser. 4136, Class IW, IO, 3 1/2s, 2042	13,815,738	2,263,599
Ser. 4166, Class PI, IO, 3 1/2s, 2041	7,250,647	1,231,015
Ser. 4158, Class TI, IO, 3s, 2042	8,883,174	1,182,262
Ser. 4165, Class TI, IO, 3s, 2042	12,212,294	1,604,695
Ser. 13-4206, Class IP, IO, 3s, 2041	7,415,658	1,006,156
Ser. 304, Class C45, IO, 3s, 2027	13,969,906	1,622,670
Ser. T-8, Class A9, IO, 0.466s, 2028	434,750	5,978
Ser. T-59, Class 1AX, IO, 0.272s, 2043	1,043,751	12,761
Ser. T-48, Class A2, IO, 0.212s, 2033	1,516,763	14,694
Ser. 3835, Class FO, PO, zero %, 2041	19,776,111	16,845,291
Federal National Mortgage Association
IFB Ser. 04-10, Class QC, 27.992s, 2031	680,704	833,277
IFB Ser. 05-74, Class NK, 26.74s, 2035	98,548	157,113
IFB Ser. 07-53, Class SP, 23.643s, 2037	301,274	463,725
IFB Ser. 05-75, Class GS, 19.794s, 2035	265,281	365,273
IFB Ser. 11-4, Class CS, 12.596s, 2040	2,685,535	3,273,778
IFB Ser. 12-128, Class YS, IO, 6.048s, 2042	5,049,029	929,627

28     Absolute Return 300 Fund

MORTGAGE-BACKED SECURITIES (39.5%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
IFB Ser. 13-13, Class SA, IO, 5.998s, 2043	$12,975,894	$3,191,032
IFB Ser. 13-9, Class LS, 5.998s, 2043	8,403,962	2,000,933
IFB Ser. 12-153, Class SK, IO, 5.998s, 2043	5,847,210	1,377,135
IFB Ser. 12-111, Class JS, IO, 5.948s, 2040	10,082,895	1,954,485
IFB Ser. 13-128, Class SA, IO, 5.848s, 2043	11,578,801	2,774,628
Ser. 13-98, Class SA, IO, 5.798s, 2043	6,768,501	1,627,825
IFB Ser. 13-103, Class SK, IO, 5.768s, 2043	5,075,287	1,258,328
Ser. 13-101, Class SE, IO, 5.748s, 2043	17,964,227	4,593,992
IFB Ser. 13-136, Class SB, IO, 5.748s, 2044	4,208,696	975,786
IFB Ser. 13-102, Class SH, IO, 5.748s, 2043	6,560,596	1,638,050
Ser. 397, Class 2, IO, 5s, 2039	1,157,269	226,940
Ser. 418, Class C24, IO, 4s, 2043	10,163,656	2,243,520
Ser. 13-44, Class PI, IO, 4s, 2043	5,006,491	852,277
Ser. 12-124, Class UI, IO, 4s, 2042	4,810,940	957,377
Ser. 13-11, Class IP, IO, 4s, 2042	14,920,070	2,853,236
Ser. 12-40, Class MI, IO, 4s, 2041	20,297,802	3,413,688
Ser. 12-22, Class CI, IO, 4s, 2041	14,310,879	2,369,694
Ser. 406, Class 2, IO, 4s, 2041	960,081	179,247
Ser. 406, Class 1, IO, 4s, 2041	637,480	119,018
Ser. 418, Class C15, IO, 3 1/2s, 2043	21,328,229	4,688,433
Ser. 417, Class C24, IO, 3 1/2s, 2042	10,762,704	2,453,896
Ser. 12-136, Class PI, IO, 3 1/2s, 2042	10,325,030	1,409,367
Ser. 13-21, Class AI, IO, 3 1/2s, 2033	10,227,279	1,952,694
Ser. 417, Class C19, IO, 3 1/2s, 2033	11,794,124	1,990,258
Ser. 12-93, Class DI, IO, 3 1/2s, 2027	14,136,049	1,962,932
Ser. 12-151, Class PI, IO, 3s, 2043	9,490,544	1,291,663
Ser. 13-35, Class IP, IO, 3s, 2042	5,457,734	641,070
Ser. 13-31, Class NI, IO, 3s, 2041	14,972,779	1,527,972
Ser. 13-55, Class AI, IO, 3s, 2033	5,967,093	989,931
Ser. 03-W10, Class 1, IO, 1.039s, 2043	353,218	9,313
Ser. 98-W2, Class X, IO, 0.879s, 2028	2,772,402	145,551
Ser. 98-W5, Class X, IO, 0.776s, 2028	799,725	39,486
Ser. 07-44, Class CO, PO, zero %, 2037	74,096	66,419
Government National Mortgage Association
IFB Ser. 12-38, Class SC, IO, 6.543s, 2040	8,580,870	1,622,642
IFB Ser. 12-26, Class SP, IO, 6.493s, 2042	7,215,474	1,700,110
IFB Ser. 11-56, Class MI, IO, 6.293s, 2041	1,918,176	411,947
IFB Ser. 13-124, Class SC, IO, 6.043s, 2041	8,419,251	1,316,578
Ser. 13-116, Class SA, IO, 5.998s, 2043	3,958,682	707,971
IFB Ser. 10-20, Class SC, IO, 5.993s, 2040	12,235,675	2,202,544
IFB Ser. 13-99, Class VS, IO, 5.948s, 2043	3,604,004	693,735
IFB Ser. 14-90, Class HS, IO, 5.943s, 2044	7,092,362	1,709,188
IFB Ser. 14-25, Class HS, IO, 5.943s, 2044	4,612,931	1,028,176
IFB Ser. 14-32, Class CS, IO, 5.943s, 2044	7,295,815	1,607,268
IFB Ser. 12-34, Class SA, IO, 5.893s, 2042	17,864,783	3,944,544
IFB Ser. 11-70, Class SN, IO, 5.748s, 2041	12,793,000	2,463,548
IFB Ser. 11-70, Class SH, IO, 5.738s, 2041	15,001,000	2,992,549

Absolute Return 300 Fund     29

MORTGAGE-BACKED SECURITIES (39.5%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 14-25, Class QI, IO, 5s, 2044	$9,862,086	$2,231,692
Ser. 14-2, Class IC, IO, 5s, 2044	3,969,438	913,591
Ser. 13-3, Class IT, IO, 5s, 2043	10,061,018	2,237,263
Ser. 11-116, Class IB, IO, 5s, 2040	5,144,418	340,907
Ser. 10-35, Class UI, IO, 5s, 2040	3,608,390	772,274
Ser. 10-20, Class UI, IO, 5s, 2040	12,987,707	2,773,655
Ser. 10-9, Class UI, IO, 5s, 2040	32,958,701	7,258,508
Ser. 09-121, Class UI, IO, 5s, 2039	27,747,379	6,096,654
Ser. 13-24, Class IK, IO, 4 1/2s, 2043	7,566,696	1,560,782
Ser. 12-129, Class IO, IO, 4 1/2s, 2042	7,219,457	1,734,114
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	611,001	99,886
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	8,098,924	1,728,850
Ser. 09-121, Class BI, IO, 4 1/2s, 2039	4,229,554	1,086,107
Ser. 10-103, Class DI, IO, 4 1/2s, 2038	7,062,793	690,093
Ser. 12-106, Class QI, IO, 4s, 2042	7,345,226	1,287,692
Ser. 12-47, Class CI, IO, 4s, 2042	2,554,969	493,476
Ser. 12-41, Class IP, IO, 4s, 2041	7,606,305	1,398,955
Ser. 13-53, Class IA, IO, 4s, 2026	10,118,429	1,237,484
Ser. 13-76, Class IO, IO, 3 1/2s, 2043	7,773,567	1,045,234
Ser. 13-79, Class PI, IO, 3 1/2s, 2043	8,165,039	1,119,590
Ser. 13-100, Class MI, IO, 3 1/2s, 2043	10,788,891	1,391,659
Ser. 13-37, Class JI, IO, 3 1/2s, 2043	4,307,957	612,850
Ser. 12-92, Class AI, IO, 3 1/2s, 2042	5,591,124	867,127
Ser. 12-71, Class JI, IO, 3 1/2s, 2041	20,905,106	2,610,515
Ser. 12-48, Class KI, IO, 3 1/2s, 2039	3,882,468	518,271
Ser. 183, Class AI, IO, 3 1/2s, 2039	9,595,074	1,407,626
Ser. 14-46, Class KI, IO, 3s, 2036	6,817,153	947,243
Ser. 14-115, Class QI, IO, 3s, 2029	14,488,971	1,581,326
Ser. 10-151, Class KO, PO, zero %, 2037	1,793,520	1,604,895
GSMPS Mortgage Loan Trust 144A
Ser. 99-2, IO, 0.812s, 2027	210,387	1,578
Ser. 98-3, IO, zero %, 2027	117,255	1,722
Ser. 98-2, IO, zero %, 2027	103,017	740
Ser. 98-4, IO, zero %, 2026	163,864	4,033
		211,582,763
Commercial mortgage-backed securities (16.4%)
Banc of America Commercial Mortgage Trust
Ser. 06-4, Class AJ, 5.695s, 2046	2,861,000	2,970,150
Ser. 04-3, Class D, 5.45s, 2039	2,832,319	2,867,270
Ser. 06-5, Class A2, 5.317s, 2047	3,329,978	3,332,265
Ser. 06-6, Class A2, 5.309s, 2045	136,975	137,570
FRB Ser. 05-1, Class B, 5.281s, 2042	2,632,000	2,687,114
FRB Ser. 05-5, Class B, 5.214s, 2045	2,825,000	2,853,250
Ser. 04-4, Class D, 5.073s, 2042	761,000	790,727
Ser. 07-1, Class XW, IO, 0.328s, 2049	4,537,680	41,529

30     Absolute Return 300 Fund

MORTGAGE-BACKED SECURITIES (39.5%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
Ser. 04-4, Class XC, IO, 0.527s, 2042	$1,717,101	$3,730
Ser. 02-PB2, Class XC, IO, 0.234s, 2035	4,137,298	2,090
Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-PW16, Class AJ, 5.707s, 2040	4,975,000	5,145,145
FRB Ser. 06-PW11, Class AJ, 5.435s, 2039	3,565,000	3,684,205
FRB Ser. 05-T18, Class D, 5.134s, 2042	1,206,000	1,232,761
Ser. 05-PWR9, Class C, 5.055s, 2042	959,000	950,925
Ser. 05-PWR9, Class AJ, 4.985s, 2042	2,245,000	2,307,119
Bear Stearns Commercial Mortgage Securities Trust 144A FRB Ser. 06-PW11, Class B, 5.435s, 2039	4,089,000	4,103,393
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C1, Class E, 5.543s, 2044	2,448,000	2,625,480
Citigroup Commercial Mortgage Trust
FRB Ser. 06-C4, Class AJ, 5.779s, 2049	4,304,000	4,486,546
FRB Ser. 05-C3, Class AJ, 4.96s, 2043	1,168,000	1,167,404
COMM Mortgage Trust 144A
FRB Ser. 12-LC4, Class D, 5.647s, 2044	633,000	651,041
Ser. 12-LC4, Class E, 4 1/4s, 2044	1,361,000	1,210,420
FRB Ser. 13-LC13, Class E, 3.719s, 2046	1,503,000	1,135,166
FRB Ser. 07-C9, Class AJFL, 0.842s, 2049	1,339,000	1,268,716
Credit Suisse First Boston Mortgage Securities Corp. Ser. 05-C3, Class B, 4.882s, 2037	1,140,000	1,137,378
Credit Suisse First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	1,324,933	1,434,239
Ser. 03-C3, Class AX, IO, 1.573s, 2038	2,323,458	23
DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636s, 2049	473,381	475,821
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D, 5.419s, 2044	2,381,000	2,499,850
First Union Commercial Mortgage Trust 144A Ser. 99-C1, Class F, 5.35s, 2035	1,339,331	1,344,180
First Union National Bank Commercial Mortgage 144A Ser. 01-C3, Class K, 6.155s, 2033	763,090	763,090
GE Capital Commercial Mortgage Corp. FRB Ser. 05-C1, Class B, 4.846s, 2048	1,295,000	1,303,666
Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3, Class B, 4.894s, 2042	1,271,000	1,272,627
GS Mortgage Securities Trust
Ser. 05-GG4, Class B, 4.841s, 2039	9,299,000	9,295,745
FRB Ser. 12-GCJ9, Class XA, IO, 2.366s, 2045 F	9,714,686	1,179,260
Ser. 13-GC10, Class XA, IO, 1.738s, 2046	12,712,943	1,256,293
GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.638s, 2045	3,471,000	3,662,176
FRB Ser. 11-GC3, Class E, 5s, 2044	1,219,000	1,162,259
FRB Ser. 13-GC10, Class E, 4.414s, 2046	1,864,000	1,627,775
FRB Ser. 13-GC10, Class D, 4.414s, 2046	2,203,000	2,126,622

Absolute Return 300 Fund     31

MORTGAGE-BACKED SECURITIES (39.5%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 13-C12, Class D, 4.087s, 2045	$1,091,000	$1,015,947
Ser. 13-C12, Class XA, IO, 0.904s, 2045	102,801,784	4,279,875
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.074s, 2051	3,842,000	4,004,978
Ser. 06-LDP6, Class AJ, 5.565s, 2043	924,000	940,928
FRB Ser. 06-LDP6, Class B, 5.501s, 2043	1,946,000	1,946,000
FRB Ser. 04-CBX, Class B, 5.021s, 2037	807,000	807,347
FRB Ser. 05-LDP2, Class D, 4.941s, 2042	3,805,000	3,798,341
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class B, 6.174s, 2051	1,338,000	1,361,110
FRB Ser. 07-CB20, Class C, 6.174s, 2051	1,220,000	1,155,755
FRB Ser. 01-C1, Class H, 5.626s, 2035	1,909,316	1,970,777
FRB Ser. 11-C3, Class E, 5.567s, 2046	1,977,000	2,119,126
FRB Ser. 12-C6, Class E, 5.208s, 2045	3,333,000	3,416,180
FRB Ser. 12-C8, Class D, 4.667s, 2045	6,414,000	6,628,852
FRB Ser. 12-LC9, Class D, 4.425s, 2047	1,668,000	1,695,016
FRB Ser. 13-C10, Class E, 3 1/2s, 2047	1,963,000	1,426,905
LB-UBS Commercial Mortgage Trust
FRB Ser. 04-C8, Class F, 5.005s, 2039	1,765,000	1,757,587
Ser. 07-C2, Class XW, IO, 0.539s, 2040	4,456,089	54,543
LB-UBS Commercial Mortgage Trust 144A FRB Ser. 04-C7, Class G, 5.032s, 2036	1,145,000	1,159,244
Merrill Lynch Mortgage Trust FRB Ser. 04-BPC1, Class C, 5.011s, 2041	1,668,000	1,665,098
Merrill Lynch Mortgage Trust 144A Ser. 05-MCP1, Class XC, IO, 0.565s, 2043	119,427,903	195,265
ML-CFC Commercial Mortgage Trust
FRB Ser. 06-1, Class AJ, 5.566s, 2039	3,385,000	3,515,492
Ser. 06-3, Class AJ, 5.485s, 2046	2,402,000	2,410,623
Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB Ser. 13-C10, Class E, 4.082s, 2046	3,880,000	3,529,170
Morgan Stanley Capital I Trust Ser. 06-HQ10, Class AJ, 5.389s, 2041	1,665,000	1,679,302
Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A, Class A3B, 5.246s, 2043	804,304	804,698
UBS-Barclays Commercial Mortgage Trust 144A Ser. 12-C4, Class XA, IO, 1.857s, 2045	10,103,522	1,055,313
Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C25, Class AJ, 5.712s, 2043	5,738,000	5,925,633
Ser. 06-C24, Class AJ, 5.658s, 2045	2,003,000	2,046,065
Ser. 05-C17, Class D, 5.346s, 2042	3,960,000	3,955,406
FRB Ser. 05-C20, Class B, 5.239s, 2042	2,828,000	2,896,349
Ser. 06-C29, IO, 0.38s, 2048	142,995,725	1,032,429
Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-C19, Class G, 5.439s, 2044	3,072,500	3,065,771
FRB Ser. 05-C17, Class F, 5.346s, 2042	1,636,000	1,633,742
FRB Ser. 04-C11, Class G, 5.188s, 2041	1,500,000	1,496,055

32     Absolute Return 300 Fund

MORTGAGE-BACKED SECURITIES (39.5%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
WF-RBS Commercial Mortgage Trust Ser. 13-C14, Class XA, IO, 0.92s, 2046	$19,799,536	$1,078,481
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C4, Class E, 5.245s, 2044	1,006,000	1,052,631
FRB Ser. 13-C16, Class D, 4.984s, 2046	1,559,000	1,539,513
FRB Ser. 12-C7, Class D, 4.846s, 2045	5,321,000	5,540,757
FRB Ser. 13-UBS1, Class D, 4.633s, 2046	5,607,000	5,417,539
FRB Ser. 13-C15, Class D, 4.483s, 2046	1,497,000	1,421,214
FRB Ser. 12-C10, Class E, 4.458s, 2045	1,658,000	1,408,782
FRB Ser. 13-C12, Class D, 4.356s, 2048	5,037,000	4,818,445
Ser. 13-C14, Class E, 3 1/4s, 2046	1,997,000	1,496,931
Ser. 12-C10, Class XA, IO, 1.801s, 2045	26,898,161	2,696,272
Ser. 13-C12, Class XA, IO, 1 1/2s, 2048	11,773,491	977,153
		180,087,660
Residential mortgage-backed securities (non-agency) (3.8%)
Banc of America Funding Corp. FRB Ser. 05-B, Class 3M1, 0.607s, 2035	2,675,000	2,058,092
Barclays Capital, LLC Trust FRB Ser. 12-RR10, Class 9A2, 2.665s, 2035	300,000	279,780
Barclays Capital, LLC Trust 144A FRB Ser. 12-RR2, Class 5A12, 6.345s, 2036	1,901,100	1,810,798
Bear Stearns Alt-A Trust
FRB Ser. 04-6, Class M2, 1.877s, 2034	2,371,945	2,057,662
FRB Ser. 05-8, Class 11A1, 0.692s, 2035	2,439,606	2,159,051
Countrywide Alternative Loan Trust
FRB Ser. 05-27, Class 1A2, 1.515s, 2035	2,111,162	1,936,991
FRB Ser. 05-38, Class A3, 0.502s, 2035	1,964,405	1,704,121
FRB Ser. 05-59, Class 1A1, 0.487s, 2035	5,785,517	4,686,269
Credit Suisse Mortgage Trust 144A FRB Ser. 10-20R, Class 7A4, 3 1/2s, 2037	2,300,000	2,093,000
MortgageIT Trust FRB Ser. 05-1, Class 1M1, 0.632s, 2035	2,662,183	2,515,763
Residential Accredit Loans, Inc. FRB Ser. 07-QO3, Class A1, 0.312s, 2047	3,288,207	2,663,448
WAMU Mortgage Pass-Through Certificates
FRB Ser. 06-AR1, Class 2A1B, 1.185s, 2046	1,661,842	1,487,349
FRB Ser. 05-AR13, Class A1C3, 0.642s, 2045	4,632,950	4,076,996
FRB Ser. 04-AR13, Class A1B2, 0.642s, 2034	2,665,172	2,491,936
FRB Ser. 05-AR1, Class A1B, 0.542s, 2045	1,074,898	978,157
FRB Ser. 05-AR9, Class A1B, 0.532s, 2045	4,297,609	3,979,586
FRB Ser. 05-AR15, Class A1B3, 0.492s, 2045	2,991,728	2,620,754
Wells Fargo Mortgage Loan Trust FRB Ser. 12-RR2, Class 1A2, 0.382s, 2047	2,400,000	1,776,000
		41,375,753
Total mortgage-backed securities (cost $413,299,325)		$433,046,176

Absolute Return 300 Fund     33

CORPORATE BONDS AND NOTES (21.1%)*	Principal amount	Value
Basic materials (0.7%)
Alcoa, Inc. sr. unsec. unsub. notes 5.4s, 2021	$900,000	$985,378
Archer Daniels-Midland Co. sr. unsec. notes 5.45s, 2018	1,638,000	1,838,385
Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	950,000	1,030,750
Rio Tinto Finance USA PLC company guaranty sr. unsec. unsub. notes 1 5/8s, 2017 (United Kingdom)	1,691,000	1,698,442
Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. notes 9s, 2019 (Australia)	1,985,000	2,562,036
		8,114,991
Capital goods (0.5%)
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A FRN 3.234s, 2019 (Ireland)	295,000	288,363
Bombardier, Inc. 144A sr. notes 4 1/4s, 2016 (Canada)	2,000,000	2,037,500
Briggs & Stratton Corp. company guaranty sr. unsec. notes 6 7/8s, 2020	1,000,000	1,102,500
Covidien International Finance SA company guaranty sr. unsec. unsub. notes 6s, 2017 (Luxembourg)	1,692,000	1,911,882
		5,340,245
Communication services (1.7%)
AT&T, Inc. sr. unsec. unsub. notes 1.7s, 2017	1,695,000	1,709,365
Comcast Corp. company guaranty sr. unsec. unsub. bonds 6 1/2s, 2017	1,700,000	1,898,327
Comcast Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2015	2,205,000	2,230,768
Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023 R	840,000	859,950
Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)	510,000	522,113
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 4 1/4s, 2018	2,194,000	2,248,850
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 6 3/4s, 2018 (Luxembourg)	465,000	481,275
Sprint Communications, Inc. sr. unsec. notes 6s, 2016	1,500,000	1,588,125
Time Warner Cable, Inc. company guaranty sr. unsec. unsub. notes 8 3/4s, 2019	425,000	533,834
Verizon Communications, Inc. sr. unsec. notes 6.35s, 2019	584,000	681,112
Verizon Communications, Inc. 144A sr. unsec. notes 2 5/8s, 2020	1,522,000	1,513,873
Vodafone Group PLC sr. unsec. unsub. notes 1 1/4s, 2017 (United Kingdom)	2,930,000	2,900,020
Windstream Corp. company guaranty sr. unsec. unsub. notes 8 1/8s, 2018	480,000	500,400
Windstream Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2017	1,000,000	1,113,200
		18,781,212
Consumer cyclicals (1.4%)
Amazon.com, Inc. sr. unsec. notes 1.2s, 2017	1,638,000	1,623,155
Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	2,008,000	2,281,630
Autonation, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2020	552,000	603,060
Dollar General Corp. sr. unsec. notes 1 7/8s, 2018	2,400,000	2,298,290
Ford Motor Credit Co., LLC sr. unsec. notes 12s, 2015	1,250,000	1,323,334
Host Hotels & Resorts LP sr. unsec. unsub. notes 6s, 2021 R	596,000	682,463

34     Absolute Return 300 Fund

CORPORATE BONDS AND NOTES (21.1%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R	$279,000	$304,730
Lender Processing Services, Inc./Black Knight Lending Solutions, Inc. company guaranty sr. unsec. unsub. notes 5 3/4s, 2023	2,250,000	2,390,625
Owens Corning company guaranty sr. unsec. notes 9s, 2019	253,000	308,166
Toyota Motor Credit Corp. sr. unsec. unsub. notes Ser. MTN, 1 1/4s, 2017	1,695,000	1,692,652
Walt Disney Co. (The) sr. unsec. unsub. notes Ser. MTN, 1.1s, 2017	1,690,000	1,677,655
		15,185,760
Consumer staples (1.4%)
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec. notes 1 1/4s, 2018	1,695,000	1,672,673
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. notes 5 3/8s, 2014	2,775,000	2,778,807
Coca-Cola Co. (The) sr. unsec. unsub. notes 5.35s, 2017	1,050,000	1,177,147
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 7 1/4s, 2016	2,105,000	2,299,713
Costco Wholesale Corp. sr. unsec. unsub. notes 0.65s, 2015	2,180,000	2,185,079
CVS Health Corp. sr. unsec. unsub. notes 2 1/4s, 2018	1,690,000	1,708,206
Delhaize Group SA company guaranty sr. unsec. notes 4 1/8s, 2019 (Belgium)	416,000	439,191
Diageo Capital PLC company guaranty sr. unsec. unsub. notes 1 1/2s, 2017 (United Kingdom)	798,000	802,557
HJ Heinz Co. company guaranty notes 4 1/4s, 2020	865,000	873,477
PepsiCo, Inc. sr. unsec. unsub. notes 1 1/4s, 2017	1,679,000	1,682,032
		15,618,882
Energy (2.1%)
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 1.846s, 2017 (United Kingdom)	1,695,000	1,718,806
Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.7s, 2017 (Canada)	1,695,000	1,870,775
Chesapeake Energy Corp. company guaranty sr. unsec. FRN notes 3.481s, 2019	1,500,000	1,501,035
Chevron Corp. sr. unsec. unsub. notes 1.104s, 2017	1,638,000	1,626,925
ConocoPhillips Co. company guaranty sr. unsec. notes 1.05s, 2017	1,695,000	1,677,075
Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	180,000	236,488
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.3s, 2023 (Indonesia)	400,000	389,000
Petrobras International Finance Co. SA (PIFCO) company guaranty sr. unsec. notes 3 7/8s, 2016 (Brazil)	5,000,000	5,096,742
Petroleos de Venezuela SA sr. unsec. notes 5 1/8s, 2016 (Venezuela)	98,000	72,030
Phillips 66 company guaranty sr. unsec. unsub. notes 2.95s, 2017	1,690,000	1,754,972
Shell International Finance BV company guaranty sr. unsec. unsub. notes 5.2s, 2017 (Netherlands)	1,816,000	1,992,098
Shell International Finance BV company guaranty sr. unsec. unsub. notes 5/8s, 2015 (Netherlands)	875,000	876,239

Absolute Return 300 Fund     35

CORPORATE BONDS AND NOTES (21.1%)* cont.	Principal amount	Value
Energy cont.
Total Capital International SA company guaranty sr. unsec. unsub. notes 1.55s, 2017 (France)	$1,664,000	$1,675,067
WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017	2,000,000	2,090,000
		22,577,252
Financials (10.0%)
Abbey National Treasury Services PLC/London bank guaranty sr. unsec. unsub. notes 1 3/8s, 2017 (United Kingdom)	1,819,000	1,823,266
Abbey National Treasury Services PLC/London 144A bank guaranty sr. unsec. unsub. notes 3 7/8s, 2014 (United Kingdom)	1,000,000	1,000,491
ABN Amro Bank NV 144A sr. unsec. FRN notes 1.033s, 2016 (Netherlands)	3,000,000	3,022,733
Ally Financial, Inc. company guaranty sr. unsec. notes 3 1/2s, 2016	1,500,000	1,526,250
American Express Bank FSB sr. unsec. FRN notes Ser. BKNT, 0.457s, 2017	2,000,000	1,994,037
American Express Co. sr. unsec. notes 7s, 2018	1,523,000	1,775,041
American Express Co. sr. unsec. notes 6.15s, 2017	923,000	1,040,033
Bank of America Corp. sr. unsec. notes Ser. MTN, 1.7s, 2017	1,000,000	1,000,171
Bank of America Corp. sr. unsec. unsub. notes 2s, 2018	2,358,000	2,363,874
Bank of America NA unsec. sub. FRN notes Ser. BKNT, 0.514s, 2016	3,800,000	3,784,865
Bank of Montreal sr. unsec. unsub. notes Ser. MTN, 2 1/2s, 2017 (Canada)	1,638,000	1,687,561
Bank of Nova Scotia sr. unsec. unsub. FRN notes 0.634s, 2016 (Canada)	1,000,000	1,002,748
Bank of Nova Scotia sr. unsec. unsub. notes 1 3/8s, 2017 (Canada)	1,695,000	1,691,981
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. notes 1.2s, 2017 (Japan)	1,710,000	1,701,203
BNP Paribas SA bank guaranty sr. unsec. unsub. notes Ser. MTN, 1 3/8s, 2017 (France)	2,605,000	2,602,061
Boston Properties LP sr. unsec. unsub. notes 5 5/8s, 2015 R	1,000,000	1,022,325
Boston Properties LP sr. unsec. unsub. notes 5s, 2015 R	1,500,000	1,536,526
BPCE SA company guaranty sr. unsec. FRN notes Ser. MTN, 1.484s, 2016 (France)	975,000	988,443
Branch Banking & Trust Co. unsec. sub. FRN notes 0.554s, 2016	500,000	498,935
CIT Group, Inc. 144A sr. unsec. notes 4 3/4s, 2015	1,500,000	1,511,250
Citigroup, Inc. sr. unsec. sub. FRN notes 0.502s, 2016	2,100,000	2,082,188
Citigroup, Inc. sr. unsec. unsub. notes 4.45s, 2017	2,427,000	2,583,578
Commonwealth Bank of Australia of New York, NY sr. unsec. unsub. bonds 1 1/8s, 2017	2,318,000	2,318,654
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA of Netherlands (Rabobank Nederland) bank guaranty sr. unsec. notes 3 3/8s, 2017 (Netherlands)	1,516,000	1,591,835
Credit Agricole SA/London 144A sr. unsec. FRN notes 1.39s, 2016 (United Kingdom)	2,980,000	3,014,547
Deutsche Bank AG/London sr. unsec. notes 6s, 2017 (United Kingdom)	2,358,000	2,642,882
General Electric Capital Corp. sr. unsec. notes Ser. MTN, 5.4s, 2017	2,507,000	2,746,504

36     Absolute Return 300 Fund

CORPORATE BONDS AND NOTES (21.1%)* cont.	Principal amount	Value
Financials cont.
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 3.3s, 2015	$3,500,000	$3,546,844
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes Ser. GLOB, 2 3/8s, 2018	1,212,000	1,223,309
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 4 7/8s, 2019	1,070,000	1,088,725
ING Bank NV 144A unsec. notes 3 3/4s, 2017 (Netherlands)	4,575,000	4,818,934
International Lease Finance Corp. sr. unsec. unsub. notes 3 7/8s, 2018	875,000	875,000
JPMorgan Chase & Co. sr. unsec. unsub. notes 2s, 2017	1,679,000	1,698,832
KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.3s, 2018	2,375,000	2,381,484
Kimco Realty Corp. sr. unsec. notes Ser. MTN, 4.904s, 2015 R	2,000,000	2,024,192
MetLife, Inc. sr. unsec. unsub. notes 6 3/4s, 2016	1,710,000	1,866,364
Morgan Stanley sr. unsec. notes 4 3/4s, 2017	2,381,000	2,558,451
National Australia Bank, Ltd./New York sr. unsec. FRN notes 0.784s, 2016 (Australia)	2,000,000	2,012,165
National Australia Bank, Ltd./New York sr. unsec. notes 2.3s, 2018 (Australia)	1,175,000	1,196,514
New York Life Global Funding 144A notes 3s, 2015	4,560,000	4,619,973
PNC Bank NA sr. unsec. unsub. notes Ser. BKNT, 1 1/8s, 2017	1,700,000	1,700,774
Principal Life Global Funding II 144A notes 1s, 2015	1,740,000	1,749,205
Prudential Covered Trust 2012-1 144A company guaranty mtge. notes 2.997s, 2015	1,406,250	1,432,568
Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.2s, 2018 (Canada)	1,700,000	1,725,709
Royal Bank of Scotland Group PLC sr. unsec. unsub. notes 2.55s, 2015 (United Kingdom)	737,000	747,530
Royal Bank of Scotland Group PLC unsec. sub. notes 4.7s, 2018 (United Kingdom)	3,880,000	4,030,594
Santander US Debt SAU 144A bank guaranty sr. unsec. unsub. notes 3.724s, 2015 (Spain)	1,500,000	1,509,390
Simon Property Group LP sr. unsec. unsub. notes 4.2s, 2015 R	300,000	300,375
Simon Property Group LP 144A sr. unsec. unsub. notes 1 1/2s, 2018 R	1,535,000	1,525,420
Societe Generale SA bank guaranty sr. unsec. notes 2 3/4s, 2017 (France)	675,000	694,721
Svenska Handelsbanken AB bank guaranty sr. unsec. notes 2 7/8s, 2017 (Sweden)	874,000	909,390
UBS AG of Stamford, CT sr. unsec. unsub. notes Ser. BKNT, 5 7/8s, 2017	1,500,000	1,689,609
US Bank of NA of Cincinnati, OH sr. unsec. notes Ser. BKNT, 1.1s, 2017	1,750,000	1,752,471
Ventas Realty LP/Ventas Capital Corp. company guaranty sr. unsec. unsub. notes 3 1/8s, 2015 R	3,000,000	3,075,246
VTB Bank OJSC Via VTB Capital SA sr. unsec. notes Ser. 6, 6 1/4s, 2035 (Russia)	500,000	505,000
VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 7/8s, 2018 (Russia)	1,000,000	1,020,000
VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 1/4s, 2035 (Russia)	1,850,000	1,868,500

Absolute Return 300 Fund     37

CORPORATE BONDS AND NOTES (21.1%)* cont.		Principal amount	Value
Financials cont.
Wells Fargo & Co. sr. unsec. notes 2.1s, 2017		$1,664,000	$1,699,922
Wells Fargo Bank, NA unsec. sub. FRN notes 0.441s, 2016		1,228,000	1,226,591
Westpac Banking Corp. sr. unsec. unsub. notes 2 1/4s, 2018 (Australia)		306,000	310,838
			109,938,622
Health care (1.2%)
AbbVie, Inc. sr. unsec. unsub. notes 1 3/4s, 2017		1,519,000	1,523,279
Amgen, Inc. sr. unsec. unsub. notes 2 1/8s, 2017		1,695,000	1,728,663
AstraZeneca PLC sr. unsub. notes 5.9s, 2017 (United Kingdom)		1,695,000	1,910,016
CHS/Community Health Systems, Inc. company guaranty sr. notes 5 1/8s, 2018		500,000	520,000
ConvaTec Healthcare D SA 144A sr. notes 7 3/8s, 2017 (Luxembourg)	EUR	510,000	665,732
Fresenius US Finance II, Inc. 144A sr. unsec. notes 9s, 2015		$900,000	936,000
HCA, Inc. sr. notes 6 1/2s, 2020		612,000	682,380
Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		630,000	683,471
Johnson & Johnson sr. unsec. notes 5.15s, 2018		1,061,000	1,197,667
Merck & Co., Inc. sr. unsec. unsub. notes 1.3s, 2018		1,457,000	1,445,077
Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018		665,000	722,356
UnitedHealth Group, Inc. sr. unsec. notes 6s, 2018		756,000	860,135
			12,874,776
Technology (0.5%)
Cisco Systems, Inc. sr. unsec. unsub. notes 1.1s, 2017		768,000	769,384
eBay, Inc. sr. unsec. unsub. notes 1.35s, 2017		1,695,000	1,682,818
Hewlett-Packard Co. sr. unsec. unsub. notes 2.6s, 2017		1,444,000	1,479,784
Intel Corp. sr. unsec. unsub. notes 1.35s, 2017		1,700,000	1,695,692
Xerox Corp. sr. unsec. unsub. notes 4 1/4s, 2015		120,000	121,251
			5,748,929
Transportation (0.4%)
Continental Airlines, Inc. pass-through certificates Ser. 97-4A, 6.9s, 2018		732,831	775,848
Continental Airlines, Inc. pass-through certificates Ser. 98-1A, 6.648s, 2017		567,016	596,784
Federal Express Corp. 2012 Pass Through Trust 144A notes 2 5/8s, 2018		2,747,344	2,786,460
			4,159,092
Utilities and power (1.2%)
AES Corp./Virginia (The) sr. unsec. unsub. notes 8s, 2017		1,005,000	1,140,675
Consolidated Edison Co. of New York sr. unsec. notes 7 1/8s, 2018		1,543,000	1,832,212
Electricite de France (EDF) 144A unsec. sub. FRN notes 5 1/4s, perpetual maturity (France)		905,000	938,938
FirstEnergy Corp. sr. unsec. unsub. notes 2 3/4s, 2018		3,140,000	3,172,392
Kinder Morgan, Inc./DE company guaranty sr. notes 7s, 2017		1,140,000	1,268,250
Texas-New Mexico Power Co. 144A 1st mtge. bonds Ser. A, 9 1/2s, 2019		3,816,000	4,889,682
			13,242,149
Total corporate bonds and notes (cost $228,872,119)			$231,581,910

38     Absolute Return 300 Fund

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (12.1%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (0.3%)
Government National Mortgage Association Pass-Through Certificates
4s, with due dates from March 20, 2044 to July 20, 2044	$1,483,931	$1,603,169
4s, TBA, November 1, 2044	2,000,000	2,138,438
		3,741,607
U.S. Government Agency Mortgage Obligations (11.8%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4 1/2s, May 1, 2044	2,238,725	2,473,872
4s, with due dates from April 1, 2041 to October 1, 2043	3,656,479	3,911,833
3 1/2s, with due dates from April 1, 2042 to August 1, 2043 ##	4,387,933	4,538,636
Federal National Mortgage Association Pass-Through Certificates
4 1/2s, with due dates from May 1, 2041 to February 1, 2044	1,402,443	1,530,396
4 1/2s, TBA, December 1, 2044	16,000,000	17,310,000
4 1/2s, TBA, November 1, 2044	16,000,000	17,346,250
4s, with due dates from April 1, 2042 to June 1, 2044 ##	24,527,891	26,217,452
4s, TBA, January 1, 2045	13,000,000	13,727,695
4s, TBA, November 1, 2044	18,000,000	19,112,344
3 1/2s, May 1, 2042	832,962	864,458
3 1/2s, TBA, November 1, 2044	11,000,000	11,372,968
3s, TBA, November 1, 2044	11,000,000	11,003,438
		129,409,342
Total U.S. government and agency mortgage obligations (cost $132,668,684)		$133,150,949

U.S. TREASURY OBLIGATIONS (0.1%)*	Principal amount	Value
U.S. Treasury Notes
2s, September 30, 2020	$382,000	$384,638
2.000%, January 31, 2016 i	200,000	205,440
1.000%, May 31, 2018 i	54,000	53,811
Total U.S. treasury obligations (cost $641,047)		$643,889

SENIOR LOANS (7.1%)* [c]	Principal amount	Value
Basic materials (0.6%)
AIlnex Luxembourg & CY SCA bank term loan FRN Ser. B1, 4 1/2s, 2019 (Luxembourg)	$462,361	$458,893
AIlnex Luxembourg & CY SCA bank term loan FRN Ser. B2, 4 1/2s, 2019 (Luxembourg)	239,897	238,098
Chromaflo Technologies Corp. bank term loan FRN 4 1/2s, 2019	992,500	987,538
FMG Resources, Ltd. bank term loan FRN Ser. B, 3 3/4s, 2019 (Australia)	411,642	401,204
Ineos US Finance, LLC bank term loan FRN 3 3/4s, 2018	986,253	972,692
Nexeo Solutions, LLC bank term loan FRN Ser. B, 5s, 2017	1,418,550	1,408,797
Tronox, Ltd. bank term loan FRN Ser. B, 4s, 2020	993,291	981,979
WR Grace & Co. bank term loan FRN 3s, 2021	1,011,758	1,001,893
WR Grace & Co. bank term loan FRN Ser. DD, 1s, 2021 U	363,158	359,617
		6,810,711
Capital goods (0.4%)
Accudyne Industries Borrower SCA bank term loan FRN 4s, 2019 (Luxembourg)	471,362	460,020
Gardner Denver, Inc. bank term loan FRN 4 1/4s, 2020	707,850	696,544

Absolute Return 300 Fund     39

SENIOR LOANS (7.1%)* [c] cont.	Principal amount	Value
Capital goods cont.
Generac Power Systems, Inc. bank term loan FRN Ser. B, 3 1/4s, 2020	$705,625	$690,630
Reynolds Group Holdings, Inc. bank term loan FRN Ser. B, 4s, 2018	589,545	585,778
SRAM, LLC bank term loan FRN 4.028s, 2020	355,711	348,597
TransDigm, Inc. bank term loan FRN Ser. C, 3 3/4s, 2020	493,719	485,233
TransDigm, Inc. bank term loan FRN Ser. D, 3 3/4s, 2021	798,000	784,700
		4,051,502
Communication services (1.1%)
Asurion, LLC bank term loan FRN Ser. B1, 5s, 2019	1,529,906	1,529,188
Charter Communications Operating, LLC bank term loan FRN Ser. E, 3s, 2020	1,481,250	1,455,328
Crown Castle Operating Co. bank term loan FRN Ser. B2, 3s, 2021	972,747	962,479
Intelsat Jackson Holdings SA bank term loan FRN Ser. B2, 3 3/4s, 2019 (Bermuda)	1,419,814	1,407,983
Level 3 Financing, Inc. bank term loan FRN Ser. B1, 4s, 2020	1,000,000	995,000
Numericable US, LLC bank term loan FRN Ser. B1, 4 1/2s, 2020 (France)	774,742	775,572
Numericable US, LLC bank term loan FRN Ser. B2, 4 1/2s, 2020 (France)	670,258	670,976
SBA Senior Finance II, LLC bank term loan FRN Ser. B, 3 1/4s, 2021	1,995,000	1,956,762
Virgin Media Investment Holdings, Ltd. bank term loan FRN Ser. B, 3 1/2s, 2020 (United Kingdom)	1,500,000	1,478,126
Windstream Corp. bank term loan FRN Ser. B5, 3 1/2s, 2019	245,023	242,471
Zayo Group, LLC bank term loan FRN Ser. B, 4s, 2019	651,674	645,157
		12,119,042
Consumer cyclicals (1.4%)
American Casino & Entertainment Properties, LLC bank term loan FRN 4 1/2s, 2019	992,462	987,500
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B6, 6.985s, 2017	564,361	504,398
Caesars Growth Properties Holdings, LLC bank term loan FRN 6 1/4s, 2021	418,950	394,795
CCM Merger, Inc. bank term loan FRN Ser. B, 4 1/2s, 2021	734,694	731,020
Chrysler Group, LLC bank term loan FRN Ser. B, 3 1/2s, 2017	328,245	326,125
CityCenter Holdings, LLC bank term loan FRN Ser. B, 4 1/4s, 2020	591,022	586,737
Garda World Security Corp. bank term loan FRN Ser. B, 4s, 2020 (Canada)	788,333	767,640
Garda World Security Corp. bank term loan FRN Ser. DD, 4s, 2020 (Canada)	201,667	196,373
Hilton Worldwide Finance, LLC bank term loan FRN Ser. B, 3 1/2s, 2020	1,026,316	1,015,411
IMC OP LP bank term loan FRN 5 1/4s, 2020	1,000,000	996,250
Interactive Data Corp. bank term loan FRN Ser. B, 4 3/4s, 2021	997,500	996,253
Jo-Ann Stores, Inc. bank term loan FRN Ser. B, 4s, 2018	1,181,335	1,134,082
Neiman Marcus Group, Ltd., Inc. bank term loan FRN 4 1/4s, 2020	950,418	937,350
Petco Animal Supplies, Inc. bank term loan FRN 4s, 2017	962,500	953,219
Realogy Group, LLC bank term loan FRN Ser. B, 3 3/4s, 2020	1,477,584	1,464,656
40     Absolute Return 300 Fund

SENIOR LOANS (7.1%)* [c] cont.	Principal amount	Value
Consumer cyclicals cont.
Roofing Supply Group, LLC bank term loan FRN Ser. B, 5s, 2019	$980,000	$965,607
Tribune Co. bank term loan FRN Ser. B, 4s, 2020	1,475,382	1,463,394
Univision Communications, Inc. bank term loan FRN 4s, 2020	762,160	754,062
Yonkers Racing Corp. bank term loan FRN 4 1/4s, 2019	1,388,845	1,217,554
		16,392,426
Consumer staples (0.7%)
Amaya BV bank term loan FRN 5s, 2021 (Netherlands)	1,000,000	991,042
CEC Entertainment, Inc. bank term loan FRN Ser. B, 4 1/4s, 2021	427,850	413,590
Del Monte Foods, Inc. bank term loan FRN 4 1/4s, 2021	952,800	892,456
H.J. Heinz Co. bank term loan FRN Ser. B2, 3 1/2s, 2020	849,250	843,235
Landry’s, Inc. bank term loan FRN Ser. B, 4s, 2018	1,356,515	1,351,768
Libbey Glass, Inc. bank term loan FRN Ser. B, 3 3/4s, 2021	997,500	983,161
Rite Aid Corp. bank term loan FRN 4 7/8s, 2021	1,000,000	999,063
Sprouts Farmers Markets, Inc. bank term loan FRN 4s, 2020	373,214	370,415
US Foods, Inc. bank term loan FRN 4 1/2s, 2019	987,500	984,619
		7,829,349
Energy (0.5%)
American Energy-Marcellus, LLC bank term loan FRN 5 1/4s, 2020	690,000	671,241
EP Energy, LLC bank term loan FRN Ser. B3, 3 1/2s, 2018	856,667	834,179
Fieldwood Energy, LLC bank term loan FRN 3 7/8s, 2018	1,486,247	1,450,639
MEG Energy Corp. bank term loan FRN Ser. B, 3 3/4s, 2020 (Canada)	1,438,868	1,411,889
Offshore Group Investment, Ltd. bank term loan FRN Ser. B, 5s, 2017 (Cayman Islands)	1,018,780	947,465
		5,315,413
Financials (0.2%)
USI, Inc. bank term loan FRN Ser. B, 4 1/4s, 2019	1,473,863	1,455,439
Vantiv, LLC bank term loan FRN Ser. B, 3 3/4s, 2021	299,250	296,482
Walter Investment Management Corp. bank term loan FRN Ser. B, 4 3/4s, 2020	419,900	395,756
		2,147,677
Health care (1.3%)
AmSurg Corp. bank term loan FRN Ser. B, 3 3/4s, 2021	1,496,250	1,484,220
CHS/Community Health Systems, Inc. bank term loan FRN Ser. D, 4 1/4s, 2021	1,369,650	1,370,506
Emergency Medical Services Corp. bank term loan FRN Ser. B, 4s, 2018	477,327	473,299
Grifols Worldwide Operations USA, Inc. bank term loan FRN 3.154s, 2021	1,656,675	1,633,331
HCA, Inc. bank term loan FRN Ser. B4, 2.983s, 2018	990,000	984,431
IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan FRN Ser. B, 4 1/2s, 2018	970,564	969,351
Kinetic Concepts, Inc. bank term loan FRN 4s, 2018	887,004	880,351
MPH Acquisition Holdings, LLC bank term loan FRN Ser. B, 4s, 2021	1,096,727	1,079,591
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B, 4 3/4s, 2021	593,513	586,984
Par Pharmaceutical Cos., Inc. bank term loan FRN Ser. B, 4s, 2019	503,092	495,128

Absolute Return 300 Fund     41

SENIOR LOANS (7.1%)* [c] cont.	Principal amount	Value
Health care cont.
Pharmaceutical Product Development, Inc. bank term loan FRN Ser. B, 4s, 2018	$1,050,489	$1,041,560
Quintiles Transnational Corp. bank term loan FRN Ser. B3, 3 3/4s, 2018	1,426,426	1,412,162
Valeant Pharmaceuticals International, Inc. bank term loan FRN Ser. C2, 3 1/2s, 2019	639,595	633,085
Valeant Pharmaceuticals International, Inc. bank term loan FRN Ser. D2, 3 1/2s, 2019	639,595	633,555
Valeant Pharmaceuticals International, Inc. bank term loan FRN Ser. E, 3 1/2s, 2020	462,718	458,862
		14,136,416
Technology (0.4%)
Avago Technologies, Ltd. bank term loan FRN Ser. B, 3 3/4s, 2020	1,426,425	1,421,076
Dell, Inc. bank term loan FRN Ser. B, 4 1/2s, 2020	1,485,000	1,486,350
Syniverse Holdings, Inc. bank term loan FRN Ser. B, 4s, 2019	950,228	937,162
		3,844,588
Transportation (0.1%)
Livingston International, Inc. bank term loan FRN 5s, 2019 (Canada)	1,481,250	1,423,852
		1,423,852
Utilities and power (0.4%)
Calpine Construction Finance Co. LP bank term loan FRN Ser. B, 3s, 2020	592,500	574,540
Calpine Construction Finance Co. LP bank term loan FRN Ser. B2, 3 1/4s, 2022	1,190,981	1,156,443
Energy Transfer Equity LP bank term loan FRN 3 1/4s, 2019	715,000	702,488
NRG Energy, Inc. bank term loan FRN Ser. B, 2 3/4s, 2018	1,477,500	1,448,643
		3,882,114
Total senior loans (cost $78,947,484)		$77,953,090

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (4.1%)*		Principal amount	Value
Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)		$2,810,000	$2,472,800
Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015 (Argentina)		9,520,000	8,972,600
Brazil (Federal Republic of) sr. unsec. unsub. bonds 4 7/8s, 2021 (Brazil)		1,710,000	1,841,653
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 11 3/4s, 2015 (Argentina)		2,675,000	2,547,938
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9 3/8s, 2018 (Argentina)		225,000	198,000
Croatia (Republic of) 144A sr. unsec. notes 6 1/4s, 2017 (Croatia)		350,000	374,500
Croatia (Republic of) 144A sr. unsec. unsub. notes 6 3/8s, 2021 (Croatia)		960,000	1,054,800
Hellenic (Republic of) sr. unsec. bonds 4 3/4s, 2019 (Greece)	EUR	3,837,000	4,392,614
Hellenic (Republic of) sr. unsec. notes 3 3/8s, 2017 (Greece)	EUR	2,700,000	3,100,813
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/15), 2038 (Greece) ††	EUR	696,589	465,752

42     Absolute Return 300 Fund

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (4.1%)* cont.		Principal amount	Value
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/15), 2037 (Greece) ††	EUR	112,696	$75,979
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/15), 2036 (Greece) ††	EUR	782,451	529,397
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/15), 2035 (Greece) ††	EUR	645,941	435,490
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/15), 2034 (Greece) ††	EUR	567,404	389,473
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/15), 2033 (Greece) ††	EUR	501,823	345,426
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/15), 2032 (Greece) ††	EUR	467,658	327,013
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/15), 2031 (Greece) ††	EUR	442,123	313,524
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/15), 2030 (Greece) ††	EUR	1,927,028	1,399,505
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/15), 2029 (Greece) ††	EUR	459,773	341,942
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/15), 2028 (Greece) ††	EUR	1,523,206	1,153,491
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/15), 2027 (Greece) ††	EUR	685,622	534,414
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/15), 2026 (Greece) ††	EUR	1,837,272	1,465,049
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/15), 2025 (Greece) ††	EUR	3,967,952	3,247,053
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/15), 2024 (Greece) ††	EUR	642,752	563,640
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/15), 2023 (Greece) ††	EUR	1,736,576	1,542,919
Indonesia (Republic of) 144A sr. unsec. notes 3 3/8s, 2023 (Indonesia)		$1,290,000	1,235,369
Ireland (Republic of) unsec. bonds 5s, 2020 (Ireland)	EUR	910,000	1,411,375
Korea Development Bank sr. unsec. unsub. notes 4s, 2016 (South Korea)		$2,000,000	2,101,898
Poland (Republic of) sr. unsec. bonds 5s, 2022 (Poland)		815,000	915,856
Russia (Federation of) 144A sr. unsec. notes 4 1/2s, 2022 (Russia)		450,000	446,063
Russia (Federation of) 144A sr. unsec. unsub. bonds 7 1/2s, 2030 (Russia)		278,375	316,652
Total foreign government and agency bonds and notes (cost $46,749,033)			$44,512,998

ASSET-BACKED SECURITIES (3.8%)*	Principal amount	Value
Station Place Securitization Trust 144A FRB Ser. 14-2, Class A, 1.054s, 2016	$41,911,000	$41,911,000
Total asset-backed securities (cost $41,911,000)		$41,911,000

Absolute Return 300 Fund     43

PURCHASED SWAP OPTIONS OUTSTANDING (0.1%)* Counterparty Fixed right % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Contract amount	Value
Bank of America N.A.
2.7175/3 month USD-LIBOR-BBA/Nov-24	Nov-14/2.7175	$32,559,000	$682,110
Credit Suisse International
(2.52875)/3 month USD-LIBOR-BBA/Nov-24	Nov-14/2.52875	66,095,000	335,102
2.27125/3 month USD-LIBOR-BBA/Nov-24	Nov-14/2.27125	66,095,000	44,945
Total purchased swap options outstanding (cost $867,813)			$1,062,157

PURCHASED OPTIONS OUTSTANDING (—%)*	Expiration date/strike price	Contract amount	Value
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Jan-15/$103.13	$12,000,000	$115,920
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Jan-15/102.94	12,000,000	104,280
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Jan-15/102.63	16,000,000	115,520
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Jan-15/102.38	16,000,000	98,880
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Dec-14/101.69	54,000,000	55,620
Total purchased options outstanding (cost $926,563)			$490,220

SHORT-TERM INVESTMENTS (21.1%)*	Principal amount	Value
ABN AMRO Funding USA, LLC commercial paper with a yield of 0.32%, December 5, 2014	$2,000,000	$1,999,396
Airgas, Inc. commercial paper with a yield of 0.27%, November 5, 2014	5,000,000	4,999,850
Bacardi-Martini B.V. commercial paper with a yield of 0.30%, November 26, 2014	2,125,000	2,124,557
Berkshire Hathaway Energy Co. commercial paper with a yield of 0.35%, December 2, 2014	5,000,000	4,998,493
BorgWarner, Inc. 144A commercial paper with a yield of 0.27%, November 12, 2014	6,000,000	5,999,505
Canadian Natural Resources, Ltd. commercial paper with a yield of 0.28%, November 5, 2014	4,000,000	3,999,876
CBS Corp. commercial paper with a yield of 0.33%, November 19, 2014	3,000,000	2,999,505
Church & Dwight Co., Inc. 144A commercial paper with a yield of 0.27%, December 1, 2014	6,000,000	5,998,650
Enbridge Energy Partners LP commercial paper with a yield of 0.40%, November 21, 2014	5,000,000	4,998,889
FMC Corp. commercial paper with a yield of 0.32%, November 5, 2014	2,270,000	2,269,919
Mohawk Industries, Inc. commercial paper with a yield of 0.53%, November 12, 2014	5,000,000	4,999,190
Monsanto Co. commercial paper with a yield of 0.34%, November 18, 2014	5,000,000	4,999,197
National Grid USA commercial paper with a yield of 0.33%, November 24, 2014	5,000,000	4,998,946

44     Absolute Return 300 Fund

SHORT-TERM INVESTMENTS (21.1%)* cont.	Principal amount/shares	Value
Nucor Corp. commercial paper with a yield of 0.27%, November 17, 2014	$6,000,000	$5,999,280
Putnam Short Term Investment Fund 0.09% L	Shares 120,097,821	120,097,821
Spectra Energy Capital, LLC 144A commercial paper with a yield of 0.30%, November 20, 2014	$6,000,000	5,999,050
SSgA Prime Money Market Fund Class N zero % P	Shares 270,000	270,000
Starwood Hotels and Resorts Worldwide, Inc. commercial paper with a yield of 0.28%, November 4, 2014	$5,000,000	4,999,883
Time Warner Cable, Inc. commercial paper with a yield of 0.27%, November 13, 2014	3,500,000	3,499,685
U.S. Treasury Bills with an effective yield of 0.02%, January 15, 2015 Δ §	17,702,000	17,701,470
U.S. Treasury Bills with an effective yield of 0.01%, January 8, 2015 # Δ §	1,157,000	1,156,979
U.S. Treasury Bills with an effective yield of 0.01%, November 6, 2014 # Δ	2,164,000	2,163,995
U.S. Treasury Bills with an effective yield of zero % November 6, 2014 [i]	151,000	151,000
Whirlpool Corp. commercial paper with a yield of 0.42%, November 12, 2014	6,000,000	5,999,230
Wyndham Worldwide Corp. commercial paper with a yield of 0.53%, November 3, 2014	3,400,000	3,399,900
Xerox Corp. commercial paper with a yield of 0.26%, December 8, 2014	5,000,000	4,998,664
Total short-term investments (cost $231,822,868)		$231,822,930

TOTAL INVESTMENTS
Total investments (cost $1,176,705,936)	$1,196,175,319

Key to holding’s currency abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
USD/$	United States Dollar
Key to holding’s abbreviations
BKNT	Bank Note
bp	Basis Points
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GMTN	Global Medium Term Notes

Absolute Return 300 Fund     45

IFB

Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.

IO	Interest Only
MTN	Medium Term Notes
OJSC	Open Joint Stock Company
OTC	Over-the-counter
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2013 through October 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $1,096,814,498.
††	The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
Δ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
§

This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

##	Forward commitment, in part or in entirety (Note 1).
C

Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F	Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
[i]	Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P

Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R	Real Estate Investment Trust.
U	This security, in part or in entirety, represents an unfunded loan commitment (Note 7).
At the close of the reporting period, the fund maintained liquid assets totaling $164,569,843 to cover certain derivatives contracts and delayed delivery securities.
Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

46     Absolute Return 300 Fund

FORWARD CURRENCY CONTRACTS at 10/31/14 (aggregate face value $424,119,581)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	British Pound	Buy	12/17/14	$1,349,205	$1,376,513	$(27,308)
	British Pound	Sell	12/17/14	1,349,205	1,376,623	27,418
	Canadian Dollar	Sell	1/21/15	1,069,355	1,077,213	7,858
	Euro	Sell	12/17/14	4,141,550	4,410,254	268,704
	Japanese Yen	Buy	11/19/14	1,314,452	1,379,336	(64,884)
	Japanese Yen	Sell	11/19/14	1,314,452	1,365,673	51,221
	Singapore Dollar	Buy	11/19/14	7,783	8,014	(231)
	Singapore Dollar	Sell	11/19/14	7,783	8,013	230
	Swiss Franc	Buy	12/17/14	2,690,128	2,742,701	(52,573)
	Swiss Franc	Sell	12/17/14	2,690,129	2,813,542	123,413
Barclays Bank PLC
	Australian Dollar	Buy	1/21/15	4,092,933	4,084,803	8,130
	Australian Dollar	Sell	1/21/15	4,092,933	4,079,049	(13,884)
	British Pound	Buy	12/17/14	2,720,957	2,790,739	(69,782)
	British Pound	Sell	12/17/14	2,720,957	2,738,173	17,216
	Canadian Dollar	Sell	1/21/15	2,726,430	2,715,963	(10,467)
	Chinese Yuan (Offshore)	Buy	11/19/14	2,731,883	2,698,158	33,725
	Czech Koruna	Buy	12/17/14	1,358,674	1,397,809	(39,135)
	Czech Koruna	Sell	12/17/14	1,358,674	1,429,820	71,146
	Euro	Sell	12/17/14	9,877,546	10,293,575	416,029
	Japanese Yen	Sell	11/19/14	2,664,028	2,673,226	9,198
	Mexican Peso	Sell	1/21/15	75,960	76,323	363
	New Zealand Dollar	Buy	1/21/15	80,376	92,821	(12,445)
	Norwegian Krone	Sell	12/17/14	1,146,538	1,095,174	(51,364)
	Polish Zloty	Sell	12/17/14	566,942	598,342	31,400
	Swedish Krona	Buy	12/17/14	4,030,540	4,140,203	(109,663)
	Swedish Krona	Sell	12/17/14	4,030,540	4,166,347	135,807
	Swiss Franc	Sell	12/17/14	433,053	495,301	62,248
	Turkish Lira	Buy	12/17/14	2,769,634	2,704,863	64,771
	Turkish Lira	Sell	12/17/14	2,769,634	2,737,176	(32,458)
Citibank, N.A.
	Australian Dollar	Buy	1/21/15	947,902	905,348	42,554
	Brazilian Real	Buy	1/5/15	6,010,154	6,060,731	(50,577)
	Brazilian Real	Sell	1/5/15	6,010,154	5,952,843	(57,311)
	Canadian Dollar	Sell	1/21/15	1,736,152	1,750,039	13,887
	Euro	Sell	12/17/14	11,080,652	11,679,113	598,461
	Japanese Yen	Sell	11/19/14	2,664,028	2,811,395	147,367
	New Zealand Dollar	Buy	1/21/15	4,036,241	4,078,240	(41,999)
	Norwegian Krone	Sell	12/17/14	2,659,525	2,721,324	61,799
	Swiss Franc	Buy	12/17/14	2,690,128	2,743,079	(52,951)
	Swiss Franc	Sell	12/17/14	2,690,128	2,812,494	122,366

Absolute Return 300 Fund     47

FORWARD CURRENCY CONTRACTS at 10/31/14 (aggregate face value $424,119,581) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Credit Suisse International
	Australian Dollar	Buy	1/21/15	$5,573,029	$5,569,451	$3,578
	Australian Dollar	Sell	1/21/15	5,573,029	5,539,992	(33,037)
	British Pound	Buy	12/17/14	2,620,850	2,671,609	(50,759)
	British Pound	Sell	12/17/14	2,620,850	2,703,783	82,933
	Canadian Dollar	Sell	1/21/15	2,792,224	2,789,635	(2,589)
	Euro	Sell	12/17/14	3,194,785	3,413,812	219,027
	Indian Rupee	Buy	11/19/14	2,516,234	2,518,506	(2,272)
	Japanese Yen	Buy	11/19/14	5,266,381	5,490,847	(224,466)
	Japanese Yen	Sell	11/19/14	5,266,381	5,464,479	198,098
	New Zealand Dollar	Buy	1/21/15	2,716,794	2,740,254	(23,460)
	Norwegian Krone	Sell	12/17/14	2,517,182	2,582,847	65,665
	Singapore Dollar	Buy	11/19/14	602,037	620,069	(18,032)
	Swedish Krona	Buy	12/17/14	3,985,683	4,141,885	(156,202)
	Swedish Krona	Sell	12/17/14	3,985,683	4,161,088	175,405
	Swiss Franc	Buy	12/17/14	2,690,128	2,742,411	(52,283)
	Swiss Franc	Sell	12/17/14	2,690,128	2,812,187	122,059
	Turkish Lira	Buy	12/17/14	2,768,075	2,712,504	55,571
	Turkish Lira	Sell	12/17/14	2,768,075	2,736,445	(31,630)
Deutsche Bank AG
	Australian Dollar	Sell	1/21/15	1,702,216	1,687,666	(14,550)
	Canadian Dollar	Sell	1/21/15	2,289,514	2,307,267	17,753
	Euro	Sell	12/17/14	9,365,493	9,579,813	214,320
	Japanese Yen	Buy	11/19/14	1,570,833	1,624,161	(53,328)
	Japanese Yen	Sell	11/19/14	1,570,833	1,718,431	147,598
	New Zealand Dollar	Buy	1/21/15	2,684,768	2,718,072	(33,304)
	Norwegian Krone	Buy	12/17/14	7,620,802	8,180,471	(559,669)
	Norwegian Krone	Sell	12/17/14	7,753,611	8,169,061	415,450
	Polish Zloty	Buy	12/17/14	1,433,291	1,507,212	(73,921)
	Swedish Krona	Buy	12/17/14	4,913,376	5,009,825	(96,449)
	Swedish Krona	Sell	12/17/14	4,913,377	5,170,503	257,126
	Swiss Franc	Buy	12/17/14	2,690,960	2,747,948	(56,988)
	Swiss Franc	Sell	12/17/14	2,690,960	2,806,748	115,788
Goldman Sachs International
	Australian Dollar	Sell	1/21/15	1,702,216	1,700,241	(1,975)
	Canadian Dollar	Sell	1/21/15	1,955,938	1,979,540	23,602
	Euro	Sell	12/17/14	11,845,785	12,519,097	673,312
	Japanese Yen	Buy	11/19/14	5,174,177	5,454,719	(280,542)
	Japanese Yen	Sell	11/19/14	5,179,761	5,415,476	235,715
	New Zealand Dollar	Buy	1/21/15	1,336,620	1,344,349	(7,729)
	Norwegian Krone	Buy	12/17/14	4,867,271	5,282,908	(415,637)
	Norwegian Krone	Sell	12/17/14	4,867,271	5,084,176	216,905

48     Absolute Return 300 Fund

FORWARD CURRENCY CONTRACTS at 10/31/14 (aggregate face value $424,119,581) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
	Swedish Krona	Buy	12/17/14	$4,360,155	$4,471,933	$(111,778)
	Swedish Krona	Sell	12/17/14	4,360,155	4,479,465	119,310
HSBC Bank USA, National Association
	Australian Dollar	Buy	1/21/15	1,533,745	1,497,243	36,502
	British Pound	Buy	12/17/14	237,954	230,596	7,358
	Canadian Dollar	Sell	1/21/15	1,236,276	1,239,761	3,485
	Euro	Sell	12/17/14	2,952,734	3,203,563	250,829
	Japanese Yen	Sell	11/19/14	2,664,028	2,666,430	2,402
	Norwegian Krone	Sell	12/17/14	369,557	388,617	19,060
	Swedish Krona	Buy	12/17/14	1,590,335	1,604,693	(14,358)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	1/21/15	5,642,956	5,597,535	45,421
	Australian Dollar	Sell	1/21/15	5,642,956	5,600,205	(42,751)
	Brazilian Real	Buy	1/5/15	5,367,141	5,419,309	(52,168)
	Brazilian Real	Sell	1/5/15	5,367,141	5,282,784	(84,357)
	British Pound	Buy	12/17/14	2,045,476	2,075,398	(29,922)
	Canadian Dollar	Sell	1/21/15	1,957,178	1,975,934	18,756
	Czech Koruna	Buy	12/17/14	1,358,674	1,397,705	(39,031)
	Czech Koruna	Sell	12/17/14	1,358,674	1,430,097	71,423
	Euro	Sell	12/17/14	5,416,857	5,632,976	216,119
	Hungarian Forint	Buy	12/17/14	1,938,035	1,950,889	(12,854)
	Hungarian Forint	Sell	12/17/14	1,938,035	1,992,728	54,693
	Indian Rupee	Sell	11/19/14	147,494	146,318	(1,176)
	Japanese Yen	Buy	11/19/14	7,235,526	7,542,223	(306,697)
	Japanese Yen	Sell	11/19/14	7,235,526	7,867,871	632,345
	Malaysian Ringgit	Sell	11/19/14	2,710,902	2,726,218	15,316
	Mexican Peso	Buy	1/21/15	16,618	5,568	11,050
	New Taiwan Dollar	Sell	11/19/14	2,565,889	2,605,078	39,189
	New Zealand Dollar	Sell	1/21/15	2,480,693	2,406,418	(74,275)
	Norwegian Krone	Sell	12/17/14	2,634,950	2,733,163	98,213
	Singapore Dollar	Buy	11/19/14	161,270	166,034	(4,764)
	Singapore Dollar	Sell	11/19/14	161,270	166,052	4,782
	Swedish Krona	Buy	12/17/14	1,364,480	1,359,481	4,999
	Swiss Franc	Sell	12/17/14	2,220,476	2,407,244	186,768
Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	1/21/15	212,668	177,923	34,745
	British Pound	Buy	12/17/14	1,381,987	1,365,917	16,070
	Canadian Dollar	Sell	1/21/15	2,721,382	2,732,798	11,416
	Euro	Sell	12/17/14	2,711,061	2,704,819	(6,242)
	New Zealand Dollar	Buy	1/21/15	2,693,277	2,721,809	(28,532)
	Norwegian Krone	Sell	12/17/14	2,653,055	2,741,326	88,271

Absolute Return 300 Fund     49

FORWARD CURRENCY CONTRACTS at 10/31/14 (aggregate face value $424,119,581) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
State Street Bank and Trust Co.
	Australian Dollar	Buy	1/21/15	$283,119	$254,712	$28,407
	Brazilian Real	Buy	1/5/15	5,277,379	5,335,957	(58,578)
	Brazilian Real	Sell	1/5/15	5,277,379	5,123,204	(154,175)
	British Pound	Buy	12/17/14	2,740,786	2,748,306	(7,520)
	Canadian Dollar	Sell	1/21/15	2,631,148	2,641,038	9,890
	Euro	Sell	12/17/14	2,307,811	2,459,810	151,999
	Israeli Shekel	Sell	1/21/15	2,705,497	2,745,324	39,827
	Japanese Yen	Sell	11/19/14	2,664,028	2,953,411	289,383
	New Taiwan Dollar	Buy	11/19/14	75,157	76,358	(1,201)
	New Zealand Dollar	Buy	1/21/15	87,571	120,475	(32,904)
	Norwegian Krone	Sell	12/17/14	1,337,631	1,361,748	24,117
	Singapore Dollar	Buy	11/19/14	86,784	89,346	(2,562)
	Singapore Dollar	Sell	11/19/14	86,784	89,369	2,585
	Swedish Krona	Buy	12/17/14	2,357,995	2,276,115	81,880
	Swiss Franc	Sell	12/17/14	708,273	889,126	180,853
UBS AG
	Canadian Dollar	Sell	1/21/15	2,296,067	2,319,314	23,247
	Euro	Sell	12/17/14	2,711,061	2,704,800	(6,261)
	Japanese Yen	Buy	11/19/14	2,236,746	2,323,994	(87,248)
	Japanese Yen	Sell	11/19/14	2,236,746	2,446,430	209,684
	Singapore Dollar	Buy	11/19/14	38,683	39,825	(1,142)
	Singapore Dollar	Sell	11/19/14	38,683	39,836	1,153
WestPac Banking Corp.
	Australian Dollar	Sell	1/21/15	1,702,216	1,739,286	37,070
	British Pound	Buy	12/17/14	1,821,274	1,878,752	(57,478)
	British Pound	Sell	12/17/14	1,821,274	1,858,132	36,858
	Canadian Dollar	Sell	1/21/15	2,653,729	2,673,960	20,231
	Euro	Sell	12/17/14	9,114,293	9,661,349	547,056
	Japanese Yen	Buy	11/19/14	149,575	132,395	17,180
	New Zealand Dollar	Buy	1/21/15	3,841,682	3,923,247	(81,565)
Total						$5,069,765

FUTURES CONTRACTS OUTSTANDING at 10/31/14
	Number of contracts	Value	Expiration date	Unrealized appreciation/ (depreciation)
Euro-Bobl 5 yr (Short)	20	$3,209,317	Dec-14	$(14,349)
Euro-Bund 10 yr (Short)	75	14,183,466	Dec-14	(190,086)
Euro-Buxl 30 yr (Short)	22	4,006,371	Dec-14	(97,389)
U.S. Treasury Bond 30 yr (Long)	154	21,728,438	Dec-14	(527,949)
U.S. Treasury Bond Ultra 30 yr (Short)	6	940,875	Dec-14	(18,785)

50     Absolute Return 300 Fund

FUTURES CONTRACTS OUTSTANDING at 10/31/14 cont.
	Number of contracts	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Note 5 yr (Short)	58	$6,926,922	Dec-14	$29,460
U.S. Treasury Note 10 yr (Short)	94	11,877,781	Dec-14	(86,835)
Total				$(905,933)

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/14 (premiums $4,179,950)
Counterparty Fixed Obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Contract amount	Value
Bank of America N.A.
(2.60)/3 month USD-LIBOR-BBA/Jan-25	Jan-15/2.60	$49,072,700	$727,257
(2.557)/3 month USD-LIBOR-BBA/Nov-24	Nov-14/2.557	32,559,000	265,681
(2.54)/3 month USD-LIBOR-BBA/Aug-25	Aug-15/2.54	4,709,250	79,492
(2.54)/3 month USD-LIBOR-BBA/Aug-25	Aug-15/2.54	4,709,250	79,492
Credit Suisse International
(2.51)/3 month USD-LIBOR-BBA/Aug-25	Aug-15/2.51	30,182,300	476,579
(2.51)/3 month USD-LIBOR-BBA/Aug-25	Aug-15/2.51	30,182,300	476,579
2.40/3 month USD-LIBOR-BBA/Nov-24	Nov-14/2.40	33,047,500	391,943
(2.40)/3 month USD-LIBOR-BBA/Nov-24	Nov-14/2.40	33,047,500	90,220
JPMorgan Chase Bank N.A.
(2.60)/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.60	24,536,400	370,254
(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	10,748,000	1,904,850
Total			$4,862,347

WRITTEN OPTIONS OUTSTANDING at 10/31/14 (premiums $794,063)
	Expiration date/ strike price	Contract amount	Value
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Jan-15/$102.13	$12,000,000	$63,120
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Jan-15/101.94	12,000,000	55,800
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Jan-15/101.75	16,000,000	65,440
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Jan-15/101.50	16,000,000	54,880
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Jan-15/101.13	12,000,000	31,320
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Jan-15/100.94	12,000,000	27,240
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Jan-15/100.88	16,000,000	34,560
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Jan-15/100.63	16,000,000	28,480
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Dec-14/100.81	54,000,000	16,200
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Dec-14/99.94	54,000,000	4,320
Total			$381,360

Absolute Return 300 Fund     51

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/14
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A.
2.75/3 month USD-LIBOR-BBA/Dec-24 (Purchased)	Dec-14/2.75	$32,500,100	$(305,339)	$444,927
2.75/3 month USD-LIBOR-BBA/Dec-24 (Purchased)	Dec-14/2.75	32,500,100	(312,001)	439,727
(2.65)/3 month USD-LIBOR-BBA/Dec-24 (Written)	Dec-14/2.65	32,500,100	195,001	(329,551)
(2.65)/3 month USD-LIBOR-BBA/Dec-24 (Written)	Dec-14/2.65	32,500,100	193,051	(328,901)
(2.40)/3 month USD-LIBOR-BBA/Mar-25 (Written)	Mar-15/2.40	32,500,100	108,875	(174,526)
(2.40)/3 month USD-LIBOR-BBA/Mar-25 (Written)	Mar-15/2.40	32,500,100	108,388	(173,226)
Total			$(12,025)	$(121,550)

TBA SALE COMMITMENTS OUTSTANDING at 10/31/14 (proceeds receivable $44,707,519)
Agency	Principal amount	Settlement date	Value
Federal National Mortgage Association, 4 1/2s, November 1, 2044	$16,000,000	11/13/14	$17,346,250
Federal National Mortgage Association, 4s, November 1, 2044	18,000,000	11/13/14	19,112,343
Federal National Mortgage Association, 3 1/2s, November 1, 2044	8,000,000	11/13/14	8,271,250
Total			$44,729,843

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/14
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
Bank of America N.A.
MYR	17,495,000	$—	3/19/19	4.0275%	3 month MYR-KLIBOR-BNM	$(32,054)
Citibank, N.A.
AUD	14,292,000 E	—	7/31/24	4.5175%	6 month AUD-BBR-BBSW	(90,303)
AUD	2,681,000 E	—	8/6/24	4.63%	6 month AUD-BBR-BBSW	(27,132)
AUD	19,692,000 E	—	10/16/24	6 month AUD-BBR-BBSW	4.232%	(88,551)
NZD	8,904,000	—	10/29/24	3 month NZD-BBR-FRA	4.42025%	15,386
Credit Suisse International
AUD	8,070,000 E	—	10/16/24	6 month AUD-BBR-BBSW	4.1975%	(45,876)
CAD	6,944,000	—	10/30/24	3 month CAD-BA-CDOR	2.495%	(5,153)

52     Absolute Return 300 Fund

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/14 cont.
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CHF	6,834,000	$—	10/27/24	6 month CHF-LIBOR-BBA	0.785%	$10,442
CHF	6,385,000	—	10/28/24	6 month CHF-LIBOR-BBA	0.765%	(3,331)
Deutsche Bank AG
MYR	17,495,000	—	3/19/19	4.035%	3 month MYR-KLIBOR-BNM	(33,702)
PLN	17,860,000	—	3/17/24	4.1072%	6 month PLN-WIBOR-WIBO	(936,265)
PLN	8,905,000	—	3/18/24	4.12875%	6 month PLN-WIBOR-WIBO	(471,958)
PLN	7,747,000	—	3/27/24	4.045%	6 month PLN-WIBOR-WIBO	(405,143)
PLN	88,191,000	—	7/14/16	6 month PLN-WIBOR-WIBO	2.48%	307,803
Goldman Sachs International
AUD	3,873,000 E	—	8/6/24	4.525%	6 month AUD-BBR-BBSW	(25,119)
KRW	6,202,000,000	—	10/30/19	3 month KRW-CD-KSDA-BLOOMBERG	2.2875%	20,840
NZD	1,804,000	—	10/31/24	3 month NZD-BBR-FRA	4.425%	3,673
NZD	2,255,000	—	10/31/24	3 month NZD-BBR-FRA	4.42%	3,888
NZD	2,255,000	—	11/3/24	3 month NZD-BBR-FRA	4.415%	2,883
SEK	43,471,000	—	10/27/24	3 month SEK-STIBOR-SIDE	1.6025%	65,985
SEK	36,292,000	—	10/29/24	3 month SEK-STIBOR-SIDE	1.58%	44,670
JPMorgan Chase Bank N.A.
AUD	7,192,000 E	—	8/6/24	4.5175%	6 month AUD-BBR-BBSW	(44,746)
CAD	7,127,000	—	10/30/24	3 month CAD-BA-CDOR	2.5025%	(988)
KRW	3,045,000,000	—	11/3/19	3 month KRW-CD-KSDA-BLOOMBERG	2.245%	4,365
MXN	35,667,000	—	7/24/29	1 month MXN-TIIE-BANXICO	6.565%	(24,962)
NZD	2,650,000	—	11/4/24	3 month NZD-BBR-FRA	4.38%	(2,499)
Total		$—	$(1,757,847)
E Extended effective date.
Absolute Return 300 Fund     53

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/14
Notional amount	Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
$6,279,000	$(46,861)	10/29/24	3 month USD-LIBOR-BBA	2.54%	$(4,631)
6,279,000	(41,838)	10/28/24	3 month USD-LIBOR-BBA	2.54%	60
488,487,800 E	101,380	12/17/16	3 month USD-LIBOR-BBA	1.00%	(1,880,415)
271,794,400 E	3,750,380	12/17/19	3 month USD-LIBOR-BBA	2.25%	(1,901,854)
130,941,000 E	4,711,883	12/17/24	3 month USD-LIBOR-BBA	3.00%	(1,098,887)
11,952,500 E	(1,004,416)	12/17/44	3 month USD-LIBOR-BBA	3.50%	65,285
24,238,000 E	(14,297)	12/16/17	3 month USD-LIBOR-BBA	1.835%	(95,421)
97,768,000 E	(543)	12/16/17	3 month USD-LIBOR-BBA	1.897%	(447,245)
49,031,000 E	(272)	12/16/17	3 month USD-LIBOR-BBA	1.86625%	(194,582)
66,877,000 E	(371)	12/16/17	3 month USD-LIBOR-BBA	1.905%	(316,499)
16,296,000 E	(90)	12/16/17	3 month USD-LIBOR-BBA	1.8625%	(63,466)
111,320,000 E	(158,336)	12/16/17	3 month USD-LIBOR-BBA	1.882%	(634,118)
3,562,000 E	132,488	12/17/24	3 month USD-LIBOR-BBA	2.90%	6,828
55,360,000 E	(307)	12/16/17	3 month USD-LIBOR-BBA	1.80%	146,840
39,156,000 E	(315)	12/16/18	3 month USD-LIBOR-BBA	2.34%	(427,155)
29,367,000 E	(236)	12/16/18	3 month USD-LIBOR-BBA	2.3795%	(354,226)
55,810,000 E	(310)	12/16/17	3 month USD-LIBOR-BBA	1.924%	284,377
9,789,000 E	(79)	12/16/18	3 month USD-LIBOR-BBA	2.337%	(105,927)
17,913,000 E	(144)	12/16/18	3 month USD-LIBOR-BBA	2.0025%	(18,863)
31,154,000 E	(13,582)	12/16/18	3 month USD-LIBOR-BBA	1.9525%	(653)
14,026,700	(185)	10/20/24	3 month USD-LIBOR-BBA	2.335%	(160,194)
24,332,800 E	(343)	11/5/24	3 month USD-LIBOR-BBA	2.3375%	(303,846)
35,450,500 E	(397)	10/22/24	3 month USD-LIBOR-BBA	3.14875%	(210,441)

54     Absolute Return 300 Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/14 cont.
Notional amount		Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
	$35,450,500 E	$(397)	10/22/24	3 month USD-LIBOR-BBA	3.145%	$(216,113)
EUR	6,487,500 E	(193,545)	12/17/19	6 month EUR-EURIBOR-REUTERS	1.00%	24,294
EUR	37,117,000 E	(4,103,931)	12/17/24	6 month EUR-EURIBOR-REUTERS	2.00%	9,554
EUR	4,353,000 E	(623,922)	12/17/34	6 month EUR-EURIBOR-REUTERS	2.50%	158,118
EUR	1,000 E	157	12/17/44	6 month EUR-EURIBOR-REUTERS	2.50%	(50)
EUR	26,538,000 E	(379)	10/22/24	6 month EUR-EURIBOR-REUTERS	1.75%	(55,718)
EUR	26,538,000 E	(380)	10/22/24	6 month EUR-EURIBOR-REUTERS	1.757%	(66,859)
GBP	26,656,000 E	(269,788)	12/17/19	6 month GBP-LIBOR-BBA	2.25%	599,077
GBP	28,334,000 E	1,814,109	12/17/24	6 month GBP-LIBOR-BBA	3.00%	(890,351)
GBP	6,277,000 E	(472,507)	12/17/44	6 month GBP-LIBOR-BBA	3.25%	559,359
JPY	58,423,000	(20)	3/24/44	6 month JPY-LIBOR-BBA	1.80%	36,308
JPY	114,399,000	(38)	3/24/44	6 month JPY-LIBOR-BBA	1.79625%	70,113
JPY	3,191,100,000	(125)	3/14/19	6 month JPY-LIBOR-BBA	0.3175%	146,522
JPY	698,200,000	(122)	3/14/44	6 month JPY-LIBOR-BBA	1.795%	(428,836)
JPY	56,638,000	(10)	3/24/44	6 month JPY-LIBOR-BBA	1.80125%	35,371
	$20,121,500	140,585	9/16/24	3 month USD-LIBOR-BBA	2.68%	602,137
	61,672,400	451,450	9/18/24	3 month USD-LIBOR-BBA	2.665%	1,771,036
Total		$4,154,346	$(5,361,071)
E Extended effective date.

Absolute Return 300 Fund     55

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/14
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
$1,029,737	$—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	$1,621
5,550,000 E	—	6/24/24	(2.865%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(72,561)
7,214,000 E	—	6/24/24	(2.865%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(94,316)
Barclays Bank PLC
786,187	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	2,000
181,300	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Ginnie Mae II pools	546
3,080,006	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	11,843
2,492,693	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	3,656
5,431,686	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	13,820
4,953,997	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	14,152
15,375,973	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(44,040)
6,782,882	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	19,376
2,514,507	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	7,183
1,665,559	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	4,147
1,257,253	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	3,592
1,588,163	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	(211)

56     Absolute Return 300 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/14 cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
$13,346,437	$—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	$(38,227)
16,306,576	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	46,582
4,994,844	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	12,435
583,801	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	36
305,271	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	230
864,990	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	2,471
2,514,507	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	7,183
9,760,972	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(27,957)
8,859,357	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	22,056
5,633,226	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(16,135)
16,019,410	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	28,506
1,894,202	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	3,371
1,345,024	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	5,172
970,370	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	2,469
6,234,242	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	23,971
27,853,191	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	79,566

Absolute Return 300 Fund     57

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/14 cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
$6,887,234	$—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	$19,674
348,259	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	995
688,980	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,753
2,234,353	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	5,685
1,619,842	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	4,121
13,275,774	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(38,024)
5,332,944	—	1/12/39	(6.00%) 1 month USD-LIBOR	Synthetic MBX Index 6.00% 30 year Fannie Mae pools	(20,542)
2,021,008	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(5,043)
1,010,546	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(2,522)
1,010,546	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(2,522)
2,027,959	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(5,061)
5,267,116	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(13,144)
2,027,959	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(5,061)
1,077,205	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Ginnie Mae II pools	(376)
951,322	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	2,718
683,211	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Ginnie Mae II pools	(239)

58     Absolute Return 300 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/14 cont.
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
	$1,062,940	$—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	$802
	4,048,967	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(10,104)
	1,290,257	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(3,696)
	3,549,015	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(10,165)
	7,470,000	—	3/20/24	(2.505%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(218,535)
	5,972,000	—	3/21/24	(2.505%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(174,699)
	10,477,000	—	9/17/19	2.138%	USA Non Revised Consumer Price Index-Urban (CPI-U)	152,493
	1,496,970	5,614	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	6,677
Citibank, N.A.
	1,402,676	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	4,007
	1,164,217	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	3,326
	7,512,000	—	3/27/24	(2.4825%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(204,026)
	6,837,000	—	10/3/16	1.631%	USA Non Revised Consumer Price Index-Urban (CPI-U)	34,513
EUR	14,700,000	—	2/21/19	(1.235%)	Eurostat Eurozone HICP excluding tobacco	(414,111)
EUR	7,660,000	—	2/21/24	1.69%	Eurostat Eurozone HICP excluding tobacco	424,857

Absolute Return 300 Fund     59

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/14 cont.
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Credit Suisse International
	$1,676,338	$—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	$4,789
	4,970,493	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(14,236)
	4,733,029	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Ginnie Mae II pools	(1,652)
	4,555,448	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	3,017
	4,847,550	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	3,211
	6,584,297	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	11,717
	10,531,883	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Ginnie Mae II pools	(3,677)
	3,742,129	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	6,659
EUR	4,280,000	—	3/27/19	(1.1913%)	Eurostat Eurozone HICP excluding tobacco	(111,078)
EUR	14,700,000	—	2/20/19	(1.2225%)	Eurostat Eurozone HICP excluding tobacco	(402,063)
EUR	7,660,000	—	2/20/24	1.68%	Eurostat Eurozone HICP excluding tobacco	414,393
EUR	4,280,000	—	3/24/19	(1.1925%)	Eurostat Eurozone HICP excluding tobacco	(111,453)
GBP	3,620,000	—	3/20/19	3.05%	GBP Non-revised UK Retail Price Index	105,980
GBP	3,620,000	—	3/25/19	3.0413%	GBP Non-revised UK Retail Price Index	103,281
Deutsche Bank AG
	$4,970,493	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(14,236)
	6,837,000	—	10/3/16	1.6475%	USA Non Revised Consumer Price Index-Urban (CPI-U)	36,783

60     Absolute Return 300 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/14 cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International
$3,877,813	$—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	$2,926
2,991,409	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	2,257
9,909,937	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	(1,316)
3,757,362	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	2,835
8,191,844	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	23,401
6,185,891	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	9,072
6,185,891	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	9,072
4,645,920	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(13,307)
1,745,389	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(4,999)
2,079,142	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	3,273
543,476	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	34
132,390	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	(18)
3,944,133	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	(524)
6,364,551	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(18,229)
281,910	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(807)
751,787	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(2,153)

Absolute Return 300 Fund     61

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/14 cont.
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
	$1,283,464	$—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	$968
	4,249,689	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	3,207
	9,073,898	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	13,307
	7,113,037	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	(944)
	2,220,000	—	7/14/44	(2.83%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(187,612)
	12,764,000 E	—	6/19/24	(2.83%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(147,628)
	1,521,000	—	7/29/44	(2.7975%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(115,611)
	6,192,915	122,891	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	131,864
	6,209,155	(131,945)	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	(125,263)
JPMorgan Chase Bank N.A.
	5,810,182	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(670)
	6,193,347	120,964	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	129,938
	6,209,575	(126,132)	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	(119,450)
EUR	5,470,000	—	10/3/16	(0.7275%)	Eurostat Eurozone HICP excluding tobacco	(17,274)
EUR	5,470,000	—	10/3/16	(0.7325%)	Eurostat Eurozone HICP excluding tobacco	(17,959)
Total		$(8,608)	$(853,887)
E Extended effective date.

62     Absolute Return 300 Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/14
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB– Index	BBB–/P	$44,403	$779,000	5/11/63	300 bp	$46,182
CMBX NA BBB– Index	BBB–/P	46,609	755,000	5/11/63	300 bp	48,333
CMBX NA BBB– Index	BBB–/P	22,719	377,000	5/11/63	300 bp	23,580
CMBX NA BBB– Index	BBB–/P	11,962	175,000	5/11/63	300 bp	12,361
Barclays Bank PLC
CMBX NA BBB– Index	BBB–/P	69,177	624,000	5/11/63	300 bp	70,602
Credit Suisse International
CMBX NA BBB– Index	BBB–/P	49,531	1,207,000	5/11/63	300 bp	52,288
CMBX NA BBB– Index	BBB–/P	82,770	1,080,000	5/11/63	300 bp	85,234
CMBX NA BBB– Index	BBB–/P	54,488	748,000	5/11/63	300 bp	56,196
CMBX NA BBB– Index	BBB–/P	8,092	697,000	5/11/63	300 bp	9,684
CMBX NA BBB– Index	BBB–/P	10,094	657,000	5/11/63	300 bp	11,594
CMBX NA BBB– Index	BBB–/P	10,889	618,000	5/11/63	300 bp	12,300
CMBX NA BBB– Index	BBB–/P	18,774	617,000	5/11/63	300 bp	20,183
CMBX NA BBB– Index	BBB–/P	48,354	606,000	5/11/63	300 bp	49,738
CMBX NA BBB– Index	BBB–/P	46,921	606,000	5/11/63	300 bp	48,304
CMBX NA BBB– Index	BBB–/P	39,799	605,000	5/11/63	300 bp	41,180
CMBX NA BBB– Index	BBB–/P	66,775	591,000	5/11/63	300 bp	68,125
CMBX NA BBB– Index	BBB–/P	37,649	473,000	5/11/63	300 bp	38,729
CMBX NA BBB– Index	BBB–/P	1,427	184,000	5/11/63	300 bp	1,847
CMBX NA BB Index	—	(5,339)	1,022,000	5/11/63	(500 bp)	(4,800)
CMBX NA BB Index	—	(11,876)	680,000	5/11/63	(500 bp)	(11,517)
CMBX NA BB Index	—	8,506	550,000	5/11/63	(500 bp)	8,796
CMBX NA BB Index	—	13,969	529,000	5/11/63	(500 bp)	14,248

Absolute Return 300 Fund     63

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/14 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BB Index	—	$(3,110)	$341,000	5/11/63	(500 bp)	$(2,930)
CMBX NA BB Index	—	(2,603)	339,000	5/11/63	(500 bp)	(2,424)
CMBX NA BB Index	—	(3,238)	338,000	5/11/63	(500 bp)	(3,060)
CMBX NA BB Index	—	3,184	308,000	5/11/63	(500 bp)	3,347
CMBX NA BB Index	—	5,499	275,000	5/11/63	(500 bp)	5,644
CMBX NA BB Index	—	(13,092)	675,000	5/11/63	(500 bp)	(12,736)
CMBX NA BBB– Index	BBB–/P	19,283	9,679,000	5/11/63	300 bp	39,770
CMBX NA BBB– Index	BBB–/P	59,500	2,432,000	5/11/63	300 bp	65,053
CMBX NA BBB– Index	BBB–/P	1,978	1,490,000	5/11/63	300 bp	4,884
CMBX NA BBB– Index	BBB–/P	(20,370)	1,351,000	5/11/63	300 bp	(17,285)
CMBX NA BBB– Index	BBB–/P	(16,648)	1,351,000	5/11/63	300 bp	(13,563)
CMBX NA BBB– Index	BBB–/P	(24,878)	1,285,000	5/11/63	300 bp	(21,944)
CMBX NA BBB– Index	BBB–/P	4,145	895,000	5/11/63	300 bp	6,188
CMBX NA BBB– Index	BBB–/P	(8,950)	891,000	5/11/63	300 bp	(6,916)
CMBX NA BBB– Index	BBB–/P	489	735,000	5/11/63	300 bp	2,168
CMBX NA BBB– Index	BBB–/P	3,327	718,000	5/11/63	300 bp	4,966
CMBX NA BBB– Index	BBB–/P	4,085	673,000	5/11/63	300 bp	5,622
CMBX NA BBB– Index	BBB–/P	12,327	653,000	5/11/63	300 bp	13,818
CMBX NA BBB– Index	BBB–/P	14,141	653,000	5/11/63	300 bp	15,632
CMBX NA BBB– Index	BBB–/P	(11,580)	641,000	5/11/63	300 bp	(10,116)
CMBX NA BBB– Index	BBB–/P	14,705	618,000	5/11/63	300 bp	16,116
CMBX NA BBB– Index	BBB–/P	428	617,000	5/11/63	300 bp	1,837
CMBX NA BBB– Index	BBB–/P	2,133	616,000	5/11/63	300 bp	3,540
CMBX NA BBB– Index	BBB–/P	7,138	599,000	5/11/63	300 bp	8,506

64     Absolute Return 300 Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/14 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BBB– Index	BBB–/P	$5,955	$599,000	5/11/63	300 bp	$7,323
CMBX NA BBB– Index	BBB–/P	(5,598)	598,000	5/11/63	300 bp	(4,233)
CMBX NA BBB– Index	BBB–/P	(1,992)	596,000	5/11/63	300 bp	(631)
CMBX NA BBB– Index	BBB–/P	1,608	596,000	5/11/63	300 bp	2,969
CMBX NA BBB– Index	BBB–/P	(5,951)	594,000	5/11/63	300 bp	(4,594)
CMBX NA BBB– Index	BBB–/P	(1,981)	594,000	5/11/63	300 bp	(625)
CMBX NA BBB– Index	BBB–/P	(4,954)	592,000	5/11/63	300 bp	(3,602)
CMBX NA BBB– Index	BBB–/P	23,451	490,000	5/11/63	300 bp	24,570
CMBX NA BBB– Index	BBB–/P	(1,435)	424,000	5/11/63	300 bp	(467)
CMBX NA BBB– Index	BBB–/P	(1,796)	298,000	5/11/63	300 bp	(1,116)
CMBX NA BBB– Index	BBB–/P	(2,833)	297,000	5/11/63	300 bp	(2,154)
CMBX NA BBB– Index	—	(35,196)	623,000	1/17/47	(300 bp)	(23,411)
CMBX NA BBB– Index	—	(28,770)	613,000	1/17/47	(300 bp)	(17,174)
Goldman Sachs International
CMBX NA BB Index	—	(5,599)	528,000	5/11/63	(500 bp)	(5,320)
CMBX NA BB Index	—	(3,246)	338,000	5/11/63	(500 bp)	(3,068)
CMBX NA BB Index	—	6,218	275,000	5/11/63	(500 bp)	6,363
CMBX NA BBB– Index	BBB–/P	7,391	647,000	5/11/63	300 bp	8,868
CMBX NA BBB– Index	BBB–/P	(10,681)	641,000	5/11/63	300 bp	(9,217)
CMBX NA BBB– Index	BBB–/P	3,568	598,000	5/11/63	300 bp	4,933
CMBX NA BBB– Index	BBB–/P	(2,392)	596,000	5/11/63	300 bp	(1,031)
CMBX NA BBB– Index	BBB–/P	(5,558)	594,000	5/11/63	300 bp	(4,202)
CMBX NA BBB– Index	BBB–/P	(5,957)	594,000	5/11/63	300 bp	(4,601)
CMBX NA BBB– Index	BBB–/P	(5,957)	594,000	5/11/63	300 bp	(4,601)

Absolute Return 300 Fund     65

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/14 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB– Index	BBB–/P	$(4,755)	$592,000	5/11/63	300 bp	$(3,403)
CMBX NA BBB– Index	BBB–/P	(3,240)	297,000	5/11/63	300 bp	(2,562)
CMBX NA BBB– Index	BBB–/P	(249)	93,000	5/11/63	300 bp	(36)
Total		$633,637	$768,282
*Payments related to the referenced debt are made upon a credit default event.
**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2014. Securities rated by Putnam are indicated by “/P.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$41,911,000	$—
Corporate bonds and notes	—	231,581,910	—
Foreign government and agency bonds and notes	—	44,512,998	—
Mortgage-backed securities	—	433,046,176	—
Purchased options outstanding	—	490,220	—
Purchased swap options outstanding	—	1,062,157	—
Senior loans	—	77,953,090	—
U.S. government and agency mortgage obligations	—	133,150,949	—
U.S. treasury obligations	—	643,889	—
Short-term investments	120,367,821	111,455,109	—
Totals by level	$120,367,821	$1,075,807,498	$—

66     Absolute Return 300 Fund

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$5,069,765	$—
Futures contracts	(905,933)	—	—
Written options outstanding	—	(381,360)	—
Written swap options outstanding	—	(4,862,347)	—
Forward premium swap option contracts	—	(121,550)	—
TBA sale commitments	—	(44,729,843)	—
Interest rate swap contracts	—	(11,273,264)	—
Total return swap contracts	—	(845,279)	—
Credit default contracts	—	134,645	—
Totals by level	$(905,933)	$(57,009,233)	$—
During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The accompanying notes are an integral part of these financial statements.

Absolute Return 300 Fund     67

Statement of assets and liabilities 10/31/14
ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,056,608,115)	$1,076,077,498
Affiliated issuers (identified cost $120,097,821) (Note 5)	120,097,821
Cash	1,058,834
Foreign currency (cost $292,406) (Note 1)	292,093
Interest and other receivables	7,015,272
Receivable for shares of the fund sold	2,602,964
Receivable for investments sold	4,368,165
Receivable for sales of delayed delivery securities (Note 1)	27,358,696
Receivable for variation margin (Note 1)	3,213,262
Unrealized appreciation on forward premium swap option contracts (Note 1)	884,654
Unrealized appreciation on forward currency contracts (Note 1)	9,245,158
Unrealized appreciation on OTC swap contracts (Note 1)	3,451,145
Premium paid on OTC swap contracts (Note 1)	517,901
Total assets	1,256,183,463
LIABILITIES
Payable for investments purchased	7,723,493
Payable for purchases of delayed delivery securities (Notes 1, 6 and 7)	78,820,250
Payable for shares of the fund repurchased	6,197,203
Payable for compensation of Manager (Note 2)	759,182
Payable for investor servicing fees (Note 2)	109,462
Payable for Trustee compensation and expenses (Note 2)	115,927
Payable for distribution fees (Note 2)	245,830
Payable for variation margin (Note 1)	3,119,426
Unrealized depreciation on OTC swap contracts (Note 1)	5,294,597
Premium received on OTC swap contracts (Note 1)	1,142,930
Unrealized depreciation on forward currency contracts (Note 1)	4,175,393
Unrealized depreciation on forward premium swap option contracts (Note 1)	1,006,204
Written options outstanding, at value (premiums $4,974,013) (Notes 1 and 3)	5,243,707
TBA sale commitments, at value (proceeds receivable $44,707,519) (Note 1)	44,729,843
Collateral on certain derivative contracts, at value (Note 1)	680,251
Other accrued expenses	5,267
Total liabilities	159,368,965
Net assets	$1,096,814,498

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,126,950,234
Undistributed net investment income (Note 1)	24,661,955
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(70,798,236)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	16,000,545
Total — Representing net assets applicable to capital shares outstanding	$1,096,814,498
(Continued on next page)

The accompanying notes are an integral part of these financial statements.

68     Absolute Return 300 Fund

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($470,872,319 divided by 43,968,540 shares)	$10.71
	Offering price per class A share (100/99.00 of $10.71)*	$10.82
	Net asset value and offering price per class B share ($11,822,403 divided by 1,109,907 shares)**	$10.65
	Net asset value and offering price per class C share ($162,146,471 divided by 15,322,573 shares)**	$10.58
	Net asset value and redemption price per class M share ($11,042,886 divided by 1,034,031 shares)	$10.68
	Offering price per class M share (100/99.25 of $10.68)*	$10.76
	Net asset value, offering price and redemption price per class R share ($914,106 divided by 85,617 shares)	$10.68
	Net asset value, offering price and redemption price per class R5 share ($10,974 divided by 1,018 shares)	$10.78
	Net asset value, offering price and redemption price per class R6 share ($1,828,231 divided by 169,641 shares)	$10.78
	Net asset value, offering price and redemption price per class Y share ($438,177,108 divided by 40,748,153 shares)	$10.75
*	On single retail sales of less than $500,000. On sales of $500,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
The accompanying notes are an integral part of these financial statements.

Absolute Return 300 Fund     69

Statement of operations Year ended 10/31/14
INVESTMENT INCOME
Interest (including interest income of $69,830 from investments in affiliated issuers) (Note 5)	$38,329,955
EXPENSES
Compensation of Manager (Note 2)	5,798,330
Distribution fees (Note 2)	3,078,265
Other	8,367
Total expenses	8,884,962
Expense reduction (Note 2)	(2,737)
Net expenses	8,882,225
Net investment income	29,447,730

Net realized gain on investments (Notes 1 and 3)	2,409,510
Net realized loss on swap contracts (Note 1)	(12,196,585)
Net realized loss on futures contracts (Note 1)	(10,334,776)
Net realized loss on foreign currency transactions (Note 1)	(1,128,727)
Net realized gain on written options (Notes 1 and 3)	7,899,294
Net unrealized appreciation of assets and liabilities in foreign currencies during the year	8,166,387
Net unrealized appreciation of investments, futures contracts, swap contracts, written options and TBA sale commitments during the year	5,967,258
Net gain on investments	782,361
Net increase in net assets resulting from operations	$30,230,091

The accompanying notes are an integral part of these financial statements.

70     Absolute Return 300 Fund

Statement of changes in net assets
INCREASE (DECREASE) IN NET ASSETS	Year ended 10/31/14	Year ended 10/31/13
Operations:
Net investment income	$29,447,730	$26,844,876
Net realized gain (loss) on investments and foreign currency transactions	(13,351,284)	26,049,152
Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	14,133,645	(20,736,155)
Net increase in net assets resulting from operations	30,230,091	32,157,873
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(20,686,906)	(7,528,663)
Class B	(475,397)	(179,939)
Class C	(5,496,333)	(1,212,514)
Class M	(448,939)	(165,473)
Class R	(26,254)	(8,407)
Class R5	(451)	(166)
Class R6	(106,155)	(169)
Class Y	(11,249,614)	(3,651,161)
Increase (decrease) from capital share transactions (Note 4)	157,170,381	(30,611,430)
Total increase (decrease) in net assets	148,910,423	(11,200,049)
NET ASSETS
Beginning of year	947,904,075	959,104,124
End of year (including undistributed net investment income of $24,661,955 and $34,249,109, respectively)	$1,096,814,498	$947,904,075

The accompanying notes are an integral part of these financial statements.

Absolute Return 300 Fund     71

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Redemption fees	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
October 31, 2014	$10.81	.31	.03	.34	(.44)	—	(.44)	—	$10.71	3.19	$470,872.81		2.91	203[d]
October 31, 2013	10.58	.34	.05	.39	(.16)	—	(.16)	—	10.81	3.73	497,067	.78[e]	3.13[e]	246[f]
October 31, 2012	10.38	.31	(.01)	.30	(.10)	—	(.10)	—	10.58	2.97	518,088	.82[e]	2.94[e]	238[f]
October 31, 2011	10.92	.38	(.56)	(.18)	(.32)	(.04)	(.36)	—	10.38	(1.72)	830,296	.87[e]	3.55[e]	188[f]
October 31, 2010	10.65	.45	(.08)	.37	(.10)	—	(.10)	—[g]	10.92	3.53	498,715	1.09	4.18	219[f]
Class B
October 31, 2014	$10.75	.29	.02	.31	(.41)	—	(.41)	—	$10.65	2.96	$11,822	1.01	2.73	203[d]
October 31, 2013	10.53	.31	.05	.36	(.14)	—	(.14)	—	10.75	3.46	12,854	.98[e]	2.93[e]	246[f]
October 31, 2012	10.32	.28	.01	.29	(.08)	—	(.08)	—	10.53	2.86	13,859	1.02[e]	2.71[e]	238[f]
October 31, 2011	10.86	.37	(.58)	(.21)	(.29)	(.04)	(.33)	—	10.32	(2.03)	16,066	1.07[e]	3.48[e]	188[f]
October 31, 2010	10.60	.41	(.08)	.33	(.07)	—	(.07)	—[g]	10.86	3.17	14,957	1.41	3.81	219[f]
Class C
October 31, 2014	$10.68	.23	.02	.25	(.35)	—	(.35)	—	$10.58	2.37	$162,146	1.56	2.17	203[d]
October 31, 2013	10.44	.25	.06	.31	(.07)	—	(.07)	—	10.68	2.94	169,740	1.53[e]	2.39[e]	246[f]
October 31, 2012	10.24	.22	.01	.23	(.03)	—	(.03)	—	10.44	2.23	201,889	1.57[e]	2.19[e]	238[f]
October 31, 2011	10.80	.30	(.57)	(.27)	(.25)	(.04)	(.29)	—	10.24	(2.53)	291,442	1.62[e]	2.86[e]	188[f]
October 31, 2010	10.59	.37	(.08)	.29	(.08)	—	(.08)	—[g]	10.80	2.76	220,223	1.84	3.40	219[f]
Class M
October 31, 2014	$10.78	.31	.02	.33	(.43)	—	(.43)	—	$10.68	3.13	$11,043.86		2.85	203[d]
October 31, 2013	10.55	.33	.05	.38	(.15)	—	(.15)	—	10.78	3.68	11,228	.83[e]	3.08[e]	246[f]
October 31, 2012	10.35	.30	—[g]	.30	(.10)	—	(.10)	—	10.55	2.90	11,914	.87[e]	2.89[e]	238[f]
October 31, 2011	10.90	.38	(.57)	(.19)	(.32)	(.04)	(.36)	—	10.35	(1.85)	17,639	.92[e]	3.56[e]	188[f]
October 31, 2010	10.63	.45	(.08)	.37	(.10)	—	(.10)	—[g]	10.90	3.51	13,405	1.16	4.12	219[f]
Class R
October 31, 2014	$10.77	.28	.03	.31	(.40)	—	(.40)	—	$10.68	2.96	$914	1.06	2.64	203[d]
October 31, 2013	10.54	.31	.05	.36	(.13)	—	(.13)	—	10.77	3.47	824	1.03[e]	2.86[e]	246[f]
October 31, 2012	10.34	.28	—[g]	.28	(.08)	—	(.08)	—	10.54	2.71	734	1.07[e]	2.68[e]	238[f]
October 31, 2011	10.89	.36	(.57)	(.21)	(.30)	(.04)	(.34)	—	10.34	(1.98)	801	1.12[e]	3.35[e]	188[f]
October 31, 2010	10.62	.43	(.08)	.35	(.08)	—	(.08)	—[g]	10.89	3.28	553	1.34	3.95	219[f]
Class R5
October 31, 2014	$10.88	.34	.02	.36	(.46)	—	(.46)	—	$10.78	3.42	$11.56		3.19	203[d]
October 31, 2013	10.63	.37	.05	.42	(.17)	—	(.17)	—	10.88	4.03	11	.53[e]	3.40[e]	246[f]
October 31, 2012†	10.42	.09	.12	.21	—	—	—	—	10.63	2.02*	10	.18*[e]	.84*[e]	238[f]
Class R6
October 31, 2014	$10.88	.37	(.01)	.36	(.46)	—	(.46)	—	$10.78	3.43	$1,828.56		3.38	203[d]
October 31, 2013	10.63	.32[h]	.11	.43	(.18)	—	(.18)	—	10.88	4.06	2,573	.53[e]	2.91 e, h	246[f]
October 31, 2012†	10.42	.09	.12	.21	—	—	—	—	10.63	2.02*	10	.18*[e]	.84*[e]	238[f]
Class Y
October 31, 2014	$10.85	.33	.03	.36	(.46)	—	(.46)	—	$10.75	3.42	$438,177.56		3.06	203[d]
October 31, 2013	10.63	.36	.05	.41	(.19)	—	(.19)	—	10.85	3.93	253,607	.53[e]	3.37[e]	246[f]
October 31, 2012	10.43	.33	—[g]	.33	(.13)	—	(.13)	—	10.63	3.21	212,599	.57[e]	3.20[e]	238[f]
October 31, 2011	10.96	.41	(.56)	(.15)	(.34)	(.04)	(.38)	—	10.43	(1.47)	367,131	.62[e]	3.82[e]	188[f]
October 31, 2010	10.67	.48	(.08)	.40	(.11)	—	(.11)	—[g]	10.96	3.81	248,102.84		4.41	219[f]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

72	Absolute Return 300 Fund	Absolute Return 300 Fund	73

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c  Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d  Portfolio turnover includes TBA purchase and sale commitments.

e  Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	10/31/13	10/31/12	10/31/11
Class A	0.06%	0.19%	0.18%
Class B	0.06	0.19	0.18
Class C	0.06	0.19	0.18
Class M	0.06	0.19	0.18
Class R	0.06	0.19	0.18
Class R5	0.05	0.05	N/A
Class R6	0.03	0.03	N/A
Class Y	0.06	0.19	0.18

f  Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover
October 31, 2013	656%
October 31, 2012	722
October 31, 2011	512
October 31, 2010	480

gAmount represents less than $0.01 per share.

hThe net investment income ratio and per share amount shown for the period ending October 31, 2013 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

74     Absolute Return 300 Fund

Notes to financial statements 10/31/14

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2013 through October 31, 2014.

Putnam Absolute Return 300 Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek to earn a positive total return that exceeds the return on U.S. Treasury bills by 300 basis points (or 3.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. The fund is designed to pursue a consistent absolute return through a broadly diversified portfolio reflecting uncorrelated fixed-income strategies designed to exploit market inefficiencies across global markets and fixed-income sectors. These strategies include investments in the following asset categories: (a) sovereign debt: obligations of governments in developed and emerging markets; (b) corporate credit: investment-grade debt, high yield debt (sometimes referred to as “junk bonds”), bank loans, convertible bonds and structured credit; and (c) securitized assets: asset-backed securities, residential mortgage-backed securities, commercial mortgage-backed securities and collateralized mortgage obligations. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, bonds with moderate exposure to interest rate and credit risks. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 1.00% and 0.75%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Absolute Return 300 Fund     75

Security valuation Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated

76     Absolute Return 300 Fund

and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to hedge against changes in values of securities it owns, owned or expects to own and to hedge prepayment risk.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge interest rate risk and to gain exposure to interest rates.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

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The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to specific sectors or industries and to hedge inflation in specific regions or countries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to gain exposure on individual names and/or baskets of securities.

78     Absolute Return 300 Fund

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

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TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage backed and other asset backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $249,726 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $3,838,016 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $5,537,000 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some

80     Absolute Return 300 Fund

cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At October 31, 2014, the fund had a capital loss carryover of $71,191,831 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration
$34,473,165	$31,496,779	$65,969,944	*
5,221,887	N/A	5,221,887	October 31, 2019

*Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, from realized gains and losses on certain futures contracts, from unrealized gains and losses on certain futures contracts and from income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $544,835 to decrease undistributed net investment income and $544,835 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$30,176,546
Unrealized depreciation	(11,292,106)
Net unrealized appreciation	18,884,440
Undistributed ordinary income	31,011,990
Capital loss carryforward	(71,191,831)
Cost for federal income tax purposes	$1,177,231,398

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a monthly base fee equal to 0.60% of the monthly average of the fund’s net asset value. In return for this fee, Putnam Management provides investment management and investor servicing and bears the fund’s organizational and operating expenses, excluding performance fee adjustments, payments under the fund’s distribution plan, brokerage, interest, taxes, investment related expenses, extraordinary expenses and acquired fund fees and expenses.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

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The applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Bank of America Merrill Lynch U.S. Treasury Bill Index plus 3.00% over the thirty-six month period then ended (the “performance period”). The maximum annualized performance adjustment rate is +/– 0.12%. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.600% of the fund’s average net assets before a decrease of $432,274 (0.042% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The aggregate amount of all reimbursements for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund is determined annually by the Trustees. These fees are being paid by Putnam Management as part of the management contract.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. These fees are being paid by Putnam Management as part of the management contract.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. These fees are being paid by Putnam Management as part of the management contract.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $2,737 under the expense offset arrangements.

82     Absolute Return 300 Fund

Each Independent Trustee of the fund receives an annual Trustee fee, of which $633, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.45%, 1.00%, 0.30% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,302,639
Class B	55,682
Class C	1,681,869
Class M	34,074
Class R	4,001
Total	$3,078,265

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $4,461 and $4 from the sale of class A and class M shares, respectively, and received $619 and $7,609 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.30% (0.40% for purchases before April 1, 2010) is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $703 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$1,931,667,343	$1,714,837,611
U.S. government securities (Long-term)	—	—
Total	$1,931,667,343	$1,714,837,611

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Written option transactions during the reporting period are summarized as follows:

		Written swap option contract amounts	Written swap option premiums	Written option contract amounts	Written option premiums
Written options outstanding at the beginning of the reporting period	USD EUR	$111,048,000 —	$1,050,759 $—	$— —	$— $—
Options opened	USD EUR	1,841,255,578 394,343,000	11,277,101 229,315	1,872,000,000 —	8,457,657 —
Options exercised	USD EUR	(185,701,500) —	(1,251,706) —	— —	— —
Options expired	USD EUR	(18,254,000) —	(178,661) —	(310,000,000) —	(1,094,219) —
Options closed	USD EUR	(1,365,553,478) (394,343,000)	(6,717,543) (229,315)	(1,342,000,000) —	(6,569,375) —
Written options outstanding at the end of the reporting period	USD EUR	$382,794,600 —	$4,179,950 $—	$220,000,000 —	$794,063 $—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 10/31/14		Year ended 10/31/13
Class A	Shares	Amount	Shares	Amount
Shares sold	19,297,964	$206,641,761	18,373,435	$197,903,709
Shares issued in connection with reinvestment of distributions	1,754,736	18,459,821	624,276	6,567,380
	21,052,700	225,101,582	18,997,711	204,471,089
Shares repurchased	(23,058,584)	(247,366,189)	(21,983,507)	(235,803,855)
Net decrease	(2,005,884)	$(22,264,607)	(2,985,796)	$(31,332,766)

	Year ended 10/31/14		Year ended 10/31/13
Class B	Shares	Amount	Shares	Amount
Shares sold	118,143	$1,256,525	209,399	$2,241,588
Shares issued in connection with reinvestment of distributions	39,766	416,745	14,888	156,029
	157,909	1,673,270	224,287	2,397,617
Shares repurchased	(243,605)	(2,602,816)	(345,468)	(3,687,545)
Net decrease	(85,696)	$(929,546)	(121,181)	$(1,289,928)

	Year ended 10/31/14		Year ended 10/31/13
Class C	Shares	Amount	Shares	Amount
Shares sold	2,950,735	$31,325,486	3,263,843	$34,760,946
Shares issued in connection with reinvestment of distributions	432,511	4,524,069	94,430	987,742
	3,383,246	35,849,555	3,358,273	35,748,688
Shares repurchased	(3,954,578)	(42,000,317)	(6,804,666)	(72,230,609)
Net decrease	(571,332)	$(6,150,762)	(3,446,393)	$(36,481,921)

84     Absolute Return 300 Fund

	Year ended 10/31/14		Year ended 10/31/13
Class M	Shares	Amount	Shares	Amount
Shares sold	208,282	$2,228,073	236,426	$2,535,937
Shares issued in connection with reinvestment of distributions	41,355	433,813	15,069	158,068
	249,637	2,661,886	251,495	2,694,005
Shares repurchased	(257,037)	(2,747,589)	(339,134)	(3,622,991)
Net decrease	(7,400)	$(85,703)	(87,639)	$(928,986)

	Year ended 10/31/14		Year ended 10/31/13
Class R	Shares	Amount	Shares	Amount
Shares sold	31,316	$334,611	30,362	$325,075
Shares issued in connection with reinvestment of distributions	2,498	26,254	801	8,407
	33,814	360,865	31,163	333,482
Shares repurchased	(24,704)	(265,250)	(24,264)	(259,105)
Net increase	9,110	$95,615	6,899	$74,377

	Year ended 10/31/14		Year ended 10/31/13
Class R5	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with reinvestment of distributions	43	451	15	166
	43	451	15	166
Shares repurchased	—	—	—	—
Net increase	43	$451	15	$166

	Year ended 10/31/14		Year ended 10/31/13
Class R6	Shares	Amount	Shares	Amount
Shares sold	44,053	$473,239	252,365	$2,731,104
Shares issued in connection with reinvestment of distributions	10,053	106,155	16	169
	54,106	579,394	252,381	2,731,273
Shares repurchased	(120,977)	(1,303,729)	(16,829)	(183,041)
Net increase (decrease)	(66,871)	$(724,335)	235,552	$2,548,232

	Year ended 10/31/14		Year ended 10/31/13
Class Y	Shares	Amount	Shares	Amount
Shares sold	30,113,150	$324,017,583	14,046,459	$151,801,447
Shares issued in connection with reinvestment of distributions	772,166	8,138,629	250,830	2,641,244
	30,885,316	332,156,212	14,297,289	154,442,691
Shares repurchased	(13,504,352)	(144,926,944)	(10,935,137)	(117,643,295)
Net increase	17,380,964	$187,229,268	3,362,152	$36,799,396

Absolute Return 300 Fund     85

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R5	1,018	100.00%	$10,974
Class R6	1,019	0.60	10,985

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Money Market Liquidity Fund*	$73,136,172	$—	$73,136,172	$2,034	$—
Putnam Short Term Investment Fund*	47,874,172	873,800,872	801,577,223	67,796	120,097,821
Totals	$121,010,344	$873,800,872	$874,713,395	$69,830	$120,097,821

*Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Unfunded loan commitments

As of the close of the reporting period, the fund had unfunded loan commitments of $363,158, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded Commitments
WR Grace & Co.	$363,158
Totals	$363,158

Note 8: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

86     Absolute Return 300 Fund

Note 9: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$173,600,000
Purchased swap option contracts (contract amount)	$416,400,000
Written TBA commitment option contracts (contract amount) (Note 3)	$303,200,000
Written swap option contracts (contract amount) (Note 3)	$392,900,000
Futures contracts (number of contracts)	1,000
Forward currency contracts (contract amount)	$632,600,000
OTC interest rate swap contracts (notional)	$780,700,000
Centrally cleared interest rate swap contracts (notional)	$2,065,900,000
OTC total return swap contracts (notional)	$568,300,000
OTC credit default contracts (notional)	$30,600,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Credit contracts	Receivables	$134,645	Payables	$—
Foreign exchange contracts	Receivables	9,245,158	Payables	4,175,393
Interest rate contracts	Investments, Receivables, Net assets — Unrealized appreciation	15,392,242*	Payables, Net assets — Unrealized depreciation	32,229,598*
Total		$24,772,045		$36,404,991

*Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Options	Futures	Forward currency contracts	Swaps	Total
Credit contracts	$—	$—	$—	$268,527	$268,527
Foreign exchange contracts	—	—	(1,097,352)	—	$(1,097,352)
Interest rate contracts	(3,260,638)	(10,334,776)	—	(12,465,112)	$(26,060,526)
Total	$(3,260,638)	$(10,334,776)	$(1,097,352)	$(12,196,585)	$(26,889,351)

Absolute Return 300 Fund     87

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Options	Futures	Forward currency contracts	Swaps	Total
Credit contracts	$—	$—	$—	$799,607	$799,607
Foreign exchange contracts	—	—	8,193,604	—	$8,193,604
Interest rate contracts	(550,187)	103,192	—	3,805,202	$3,358,207
Total	$(550,187)	$103,192	$8,193,604	$4,604,809	$12,351,418

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Absolute Return 300 Fund     89

Note 10: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
OTC Interest rate swap contracts*#	$—	$—	$—	$15,386	$10,442	$307,803	$141,939	$—	$4,365	$—	$—	$—	$—	$—	$479,935
Centrally cleared interest rate swap contracts§	—	—	3,204,755	—	—	—	—	—	—	—	—	—	—	—	3,204,755
OTC Total return swap contracts*#	1,621	503,667	—	466,703	653,047	36,783	86,007	—	15,656	—	—	—	—	—	1,763,484
OTC Credit default contracts*#	4,763	1,425	—	—	115,877	—	12,580	—	—	—	—	—	—	—	134,645
Futures contracts§	—	—	—	—	—	—	—	—	—	8,507	—	—	—	—	8,507
Forward currency contracts#	478,844	850,033	—	986,434	922,336	1,168,035	1,268,844	319,636	1,399,074	—	150,502	808,941	234,084	658,395	9,245,158
Forward premium swap option contracts#	—	—	—	—	—	—	—	—	884,654	—	—	—	—	—	884,654
Purchased swap options**#	682,110	—	—	—	380,047	—	—	—	—	—	—	—	—	—	1,062,157
Purchased options**#	—	—	—	—	—	—	—	—	490,220	—	—	—	—	—	490,220
Total Assets	$1,167,338	$1,355,125	$3,204,755	$1,468,523	$2,081,749	$1,512,621	$1,509,370	$319,636	$2,793,969	$8,507	$150,502	$808,941	$234,084	$658,395	$17,273,515
Liabilities:
OTC Interest rate swap contracts*#	$32,054	$—	$—	$205,986	$54,360	$1,847,068	$25,119	$—	$73,195	$—	$—	$—	$—	$—	$2,237,782
Centrally cleared interest rate swap contracts§	—	—	3,008,963	—	—	—	—	—	—	—	—	—	—	—	3,008,963
OTC Total return swap contracts*#	166,877	636,303	—	618,137	644,159	14,236	493,148	—	35,903	—	—	—	—	—	2,608,763
OTC Credit default contracts*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	110,463	—	—	—	—	110,463
Forward currency contracts#	144,996	339,198	—	202,838	594,730	888,209	817,661	14,358	647,995	—	34,774	256,940	94,651	139,043	4,175,393
Forward premium swap option contracts#	—	—	—	—	—	—	—	—	1,006,204	—	—	—	—	—	1,006,204
Written swap options#	1,151,922	—	—	—	1,435,321	—	—	—	2,275,104	—	—	—	—	—	4,862,347
Written options#	—	—	—	—	—	—	—	—	381,360	—	—	—	—	—	381,360
Total Liabilities	$1,495,849	$975,501	$3,008,963	$1,026,961	$2,728,570	$2,749,513	$1,335,928	$14,358	$4,419,761	$110,463	$34,774	$256,940	$94,651	$139,043	$18,391,275
Total Financial and Derivative Net Assets	$(328,511)	$379,624	$195,792	$441,562	$(646,821)	$(1,236,892)	$173,442	$305,278	$(1,625,792)	$(101,956)	$115,728	$552,001	$139,433	$519,352	$(1,117,760)
Total collateral received (pledged)†##	$(328,511)	$151,000	$—	$270,000	$(646,821)	$(1,236,892)	$—	$259,251	$(1,625,792)	$—	$115,728	$—	$108,090	$—
Net amount	$—	$228,624	$195,792	$171,562	$—	$—	$173,442	$46,027	$—	$(101,956)	$—	$552,001	$31,343	$519,352

*	Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.
**	Included with Investments in securities on the Statement of assets and liabilities.
†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.
§

Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

90     Absolute Return 300 Fund

Absolute Return 300 Fund     91

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2015 will show the tax status of all distributions paid to your account in calendar 2014.

92     Absolute Return 300 Fund

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld
Liaquat Ahamed	5,415,154,963	14,207,845
Ravi Akhoury	5,415,184,974	14,177,833
Barbara M. Baumann	5,415,851,291	13,511,517
Jameson A. Baxter	5,415,767,570	13,595,238
Charles B. Curtis	5,415,854,394	13,508,413
Robert J. Darretta	5,416,022,043	13,340,765
Katinka Domotorffy	5,415,419,173	13,943,635
John A. Hill	5,415,885,634	13,477,174
Paul L. Joskow	5,416,010,424	13,352,383
Kenneth R. Leibler	5,415,817,292	13,545,516
Robert E. Patterson	5,415,985,292	13,377,516
George Putnam, III	5,415,959,400	13,403,408
Robert L. Reynolds	5,416,108,530	13,254,278
W. Thomas Stephens	5,415,918,406	13,444,402

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes
45,435,634	1,103,688	2,334,471	15,035,252

A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:

Votes for	Votes against	Abstentions	Broker non-votes
5,234,359,081	33,570,449	18,267,087	143,166,192

All tabulations are rounded to the nearest whole number.

Absolute Return 300 Fund     93

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of Lords of Finance: The Bankers Who Broke the World, whose articles on economics have appeared in such publications as the New York Times, Foreign Affairs, and the Financial Times. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board’s Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children’s Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

94     Absolute Return 300 Fund

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Northeast Utilities, which operates New England’s largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman of its Investment Committee. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2014, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Absolute Return 300 Fund     95

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)

Executive Vice President, Principal Executive Officer, and Compliance Liaison

Since 2004

Steven D. Krichmar (Born 1958)

Vice President and Principal Financial Officer

Since 2002

Chief of Operations, Putnam Investments and Putnam Management

Robert T. Burns (Born 1961)

Vice President and Chief Legal Officer

Since 2011

General Counsel, Putnam Investments, Putnam Management, and Putnam Retail Management

Robert R. Leveille (Born 1969)

Vice President and Chief Compliance Officer

Since 2007

Chief Compliance Officer, Putnam Investments, Putnam Management, and Putnam Retail Management

Michael J. Higgins (Born 1976)

Vice President, Treasurer, and Clerk

Since 2010

Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial Analyst, Old Mutual Asset Management (2007–2008); Senior Financial Analyst, Putnam Investments (1999–2007)

Janet C. Smith (Born 1965)

Vice President, Principal Accounting Officer, and Assistant Treasurer

Since 2007

Director of Fund Administration Services, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)

Vice President and Assistant Treasurer

Since 2007

Director of Accounting & Control Services, Putnam Investments and Putnam Management

James P. Pappas (Born 1953)

Vice President

Since 2004

Director of Trustee Relations, Putnam Investments and Putnam Management

Mark C. Trenchard (Born 1962)

Vice President and BSA Compliance Officer

Since 2002

Director of Operational Compliance, Putnam Investments and Putnam Retail Management

Nancy E. Florek (Born 1957)

Vice President, Director of Proxy Voting and Corporate Governance, Assistant Clerk, and Associate Treasurer

Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

96     Absolute Return 300 Fund

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Absolute Return 300 Fund     97

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fund*

Short Duration Income Fund

U.S. Government Income Trust

Tax-free Income

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund*

Tax-Free High Yield Fund

State tax-free income funds†:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

†Not available in all states.

98     Absolute Return 300 Fund

Absolute Return

Absolute Return 100 Fund®

Absolute Return 300 Fund®

Absolute Return 500 Fund®

Absolute Return 700 Fund®

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset Allocation

George Putnam Balanced Fund

Global Asset Allocation Funds — four investment portfolios that spread your money across a variety of stocks, bonds, and money market instruments.

Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Growth Fund

Dynamic Risk Allocation Fund

Retirement Income Lifestyle Funds — portfolios with managed allocations to stocks, bonds, and money market investments to generate retirement income.

Retirement Income Fund Lifestyle 1

Retirement Income Fund Lifestyle 2

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Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Absolute Return 300 Fund     99

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Investment Sub-Advisor

The Putnam Advisory Company, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered
Public Accounting Firm

KPMG LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Absolute Return 300 Fund®. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN109
291277 12/14

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2014	$90,705	$ —	$5,385	$ —
October 31, 2013	$84,806	$ —	$5,275	$ —

For the fiscal years ended October 31, 2014 and October 31, 2013, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $5,385 and $5,275 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2014	$ —	$ —	$ —	$ —

October 31, 2013	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 29, 2014

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 29, 2014